Exhibit 10.31

2002 RESTATEMENT OF AON PENSION PLAN

SECTION 6		26
Death Benefits		26
6.01	Amount of Death Benefit	26

SECTION 7		27
Form of Payments		27
7.01	Normal Form of Payment	27
7.02	Guaranteed Period Annuity	27
7.03	Payment in Qualified Joint and Survivor Form	27
7.04	Alternate Joint and Survivor Form	28
7.05	Social Security Adjustment Option	28
7.06	Election Not to Receive Qualified Joint and Survivor Annuity	28
7.07	Revocation of Election Not To Receive Qualified Joint and Survivor Annuity	28
7.08	Surviving Spouse and Domestic Partner Benefit	29
7.09	Lump Sum Cash Out	29
7.10	Use of Annuity Policy	30
7.11	Return to Work	30
7.12	When Participant Deemed Retired	32
7.13	General Provisions Governing Distributions	32
7.14	Spousal Consent	33
7.15	Notice	34
7.16	Joint and Survivor Annuities and Surviving Spouse Benefits to Former Participants	34
7.17	Commencement of Benefits	35

SECTION 8		36
Plan Funding		36
8.01	Contributions	36
8.02	Forfeitures	36

SECTION 9		37
Rights to Amend or Discontinue Contributions		37
9.01	Continuance of Contributions Not Assumed	37
9.02	Right to Amend	37

SECTION 10		39
Duration and Distribution on Termination		39
10.01	Termination by Employer	39
10.02	Distribution on Complete Termination	39
10.03	Termination by Pension Benefit Guaranty Corporation	39
10.04	Vesting Upon Termination	40

SECTION 11		41
Benefits in the Event of Early Termination of Plan		41
11.01	Participants	41
11.02	Maximum Benefit	41
11.03	Limitation on Benefits	42
11.04	Termination of Employment	42
11.05	Death Benefits	43
11.06	Retirement Benefits	43
11.07	Lump Sum Distribution	43
11.08	Intent	44

SECTION 12		45
Administrative Committee		45
12.01	Formation and Members	45
12.02	Chairman and Secretary	45
12.03	Actions of the Committee	45
12.04	Execution of Instruments	46
12.05	Reports to the Board	46
12.06	Administration of the Plan	46
12.07	Liability of Members	46
12.08	Allocation of Duties	47
12.09	Investments	47

SECTION 13		48
ERISA Provisions		48
13.01	Service for Predecessor	48
13.02	Controlled Group	48
13.03	Merger	49
13.04	Claims Procedure	49
13.05	Maximum Annual Benefit	50

SECTION 14		57
Miscellaneous Provisions		57
14.01	Spendthrift Clause	57
14.02	Facility of Payment	57
14.03	Evidence of Survival	57
14.04	Discretionary Acts To Be Uniform	58
14.05	Elections To Be Made On Prescribed Forms	58
14.06	Reliance On Information Furnished By Employer	58
14.07	Inability to Perform	58
14.08	Misstatement of Age	58
14.09	Rights of Individuals	59
14.10	Actuarial Computations	59
14.11	Notice of Required Action	61
14.12	Reliance Upon Communication	61
14.13	No Reversion To Employers	61
14.14	Insurer Not Party To Agreement	62
14.15	Construction	62
14.16	Section Titles Not Part of Agreement	62
14.17	Gender and Case	63
14.18	Eligible Rollover Distributions	63
14.19	Plan Expenses	64
14.20	Military Service	64

SECTION 15		65
Adoption of Plan by Subsidiary		65
15.01	Adoption of Plan	65
15.02	Intention of Parties	65
15.03	Termination By One Employer	65

SECTION 16		66
Rights of Former Employees		66
16.01	Rights of Former Employees	66

SECTION 17		67
Provisions Applicable if Plan Becomes Top-Heavy		67
17.01	Applicability	67
17.02	Additional Definitions	67

17.03	Special Rules	71
17.04	Vesting With Respect To Participant’s Top-Heavy Benefit	72
17.05	Minimum Benefit For Non-Key Employee	72
17.06	Maximum Annual Benefit	72
17.07	Simplified Employee Pensions	73
17.08	Contributions Or Benefits Not Taken Into Account	73
17.09	Employment in Bargaining Unit	73
17.10	Commencement of Benefits	73
17.11	Forfeitures	73

SECTION 18		74
Mergers and Transitional Rules		74
18.01	General	74
18.02	Mergers And Transfers Of Assets And Liabilities	74
18.03	The Retirement Plan For Employees Of The Life Insurance Company Of Virginia And Designated Subsidiaries	75
18.04	Miller, Mason & Dickenson, Inc. Pension Plan	75
18.05	Rollins Burdick Hunter Co. Employees Pension Plan	76
18.06	Booke and Company Pension Plan	76
18.07	Pension Plan for Employees of Alexander & Alexander Services Inc. and Subsidiaries	78
18.08	Sodarcan and Affiliated Companies Pension Plan and Trust	79
18.09	Bain Hogg Robinson, Inc. Employees’ Retirement Plan	82
18.10	ASA Pension Plan	82
18.11	International Risk Management (Americas) Inc. Retirement Plan	84
18.12	Schirmer Engineering Corporation Pension Plan	85

SECTION 19		87
Voluntary Retirement Program		87
19.01	Voluntary Retirement Program	87
19.02	Definitions	87
19.03	Coverage	89
19.04	Commencement of Benefits	89

v

SECTION 20		90
Ad Hoc Retiree Benefit Adjustment		90
20.01	Retirement Benefit Adjustment	90

SECTION 21		91
1996 Voluntary Retirement Program		91
21.01	Voluntary Retirement Program	91
21.02	Definitions	91
21.03	Voluntary Retirement Program Benefits	93
21.04	Commencement of Benefits	93
21.05	Credit for Years of Service for 1996	94

SECTION 22		95
1999 Voluntary Retirement Program		95
22.01	Voluntary Retirement Program	95
22.02	Definitions	95
22.03	Voluntary Retirement Program Benefits	97
22.04	Commencement of Benefits	97

SCHEDULE A

2002 RESTATEMENT OF
 AON PENSION PLAN

WHEREAS, Combined Insurance Company of America previously entered into an Agreement establishing an Employees Pension Plan for the benefit of its Staff Employees and the Staff Employees of its Subsidiaries which adopted the Plan, which Agreement is known as the Combined Pension Plan and was effective as of January 1, 1973;

WHEREAS, Combined Insurance Company of America made one amendment to said Agreement dated February 24, 1975 and restated said Agreement on December 10, 1976 effective as of January 1, 1976, amended said Restatement once on April 6, 1978 and again restated said Agreement effective as of January 1, 1978, and made five amendments to said 1978 Restatement, on December 14, 1979; June 26, 1980; November 8, 1982; January 11, 1983; and June 27, 1983;

WHEREAS, Combined International Corporation, the parent corporation of Combined Insurance Company of America, adopted this Pension Plan and Trust Agreement for the Staff Employees of Combined International Corporation and of its various other subsidiaries, amended and restated said Plan and Trust Agreement, changed the name of this Plan and Trust Agreement to the Combined International Corporation Pension Plan, and made Combined International the sponsor of said Plan and Trust Agreement, in an Instrument dated July 1, 1984, which has been amended six times since such last 1984 Restatement thereof, on November 16, 1984; again on November 16, 1984; again on November 16, 1984; November 15, 1985; March 20, 1987; and November 20, 1987;

WHEREAS, pursuant to the Sixth Amendment the name of the Plan was changed to the AON PENSION PLAN;

WHEREAS, the Plan was amended by a 1987 Restatement thereof on November 20, 1987;

WHEREAS, Plan was amended by a 1989 Restatement thereof on July 22, 1988, which 1989 Restatement was further amended on November 20, 1992, July 16, 1993, October 18, 1993; and

WHEREAS, the Plan was further amended and restated effective January 1, 1994 (the “1994 Restatement”) and signed on December 19, 1994, and has since been amended several times;

WHEREAS, Aon Corporation (“Aon”) now wishes to amend and again restate said Plan for the purpose of making the “GUST” and “EGTRRA” amendments and other changes in the law and to make certain other desirable changes therein effective January 1, 2002 (the “2002 Restatement”);

WHEREAS, Aon Corporation has reserved the right to amend said Plan and Trust Agreement pursuant to the terms of Section 9.02 thereof;

NOW, THEREFORE, pursuant to a resolution adopted by the Board of Aon Corporation the Plan shall be and hereby is further amended and restated effective as of January 1, 2002, unless otherwise stated herein, as follows:

SECTION 1

Name and Purpose

1.01   Name

This Plan shall be known as the Aon Pension Plan.

1.02   Purpose

It is the purpose of this Plan to provide a retirement income to supplement benefits payable under the Federal Social Security Program for such eligible Employees who shall qualify as Participants.

SECTION 2

Definitions

Unless the context shall otherwise clearly indicate, the following terms shall be construed as hereafter defined:

2.01                         “Accrued Retirement Income” shall mean the monthly amount determined in accordance with Section 4.01 of the Plan, but based on Years of Service and Final Average Earnings as of any date before the Participant’s Normal Retirement Date; provided, however, that the Accrued Retirement Income of a Participant shall not be less than the Minimum Accrued Benefit determined in accordance with Section 4.03.

2.02                         “Annual Earnings”

(a)                                  Annual Earnings with respect to calendar years prior to 1993 shall mean the regular salary of an Employee excluding any bonuses or extra remuneration, but determined before excluding any reduction described in Sections 3.03 and 3.04 of the Aon Savings Plan, or before excluding any reduction for cafeteria plans under Section 125 of the IRC, paid to him by the Employer during any calendar year for his services to the Employer in the capacity of a staff Employee. Such Annual Earnings shall also include, for representatives of the Life Insurance Company of Virginia only, financing/subsidy payments, first year commissions, renewal commissions, first year overrides, renewal overrides, personal service fees, managerial service fees, and validation bonuses.

(b)                             Annual Earnings with respect to calendar years after 1992 shall mean the following types of earnings paid to an Employee for his service on behalf of the Employer determined before excluding any reduction described in Sections 3.03 and 3.04 of the Aon Savings Plan, before excluding any reduction for cafeteria plans under Section 125 of the IRC, and for calendar years after 2000, any reduction for transportation benefits under Section 132 of the IRC:

(i)                                  salary and fixed base compensation including compensation for overtime;

(ii)                                  bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs, but excluding other bonus and miscellaneous income;

(iii)                               net commission, renewal and override compensation (but excluding deferred commission payments).

Annual Earnings shall not include remuneration reported to the Internal Revenue Service on Form 1099 or amounts deferred under a nonqualified deferred compensation Plan.

For Participants who died as the result of the attacks on the World Trade Center on September 11, 2001, the term “Annual Earnings” shall also include any compensation paid with respect to such Participants from September 11, 2001 through October 26, 2001, including any vacation pay.

In no plan year shall a Participant’s Annual Earnings exceed the amount permitted pursuant to Section 401(a) (17) of the IRC (as indexed).

2.03                  “Annuity Starting Date” shall mean the first day of the first period for which the Participant or Beneficiary receives an annuity.

2.04                  “Authorized Leave of Absence” means any absence authorized by the Employer because of illness, military service, or for any other reason. Authorized Leaves of Absence shall be granted on a uniform and non-discriminatory basis.

2.05                  “Board” shall mean the present and any succeeding Board of Directors of the Company or any committee of the Board of Directors delegated authority to act for the whole Board in respect of matters relating to the Plan.

2.06                  “Committee” shall mean the administrative committee designated by the Board in accordance with Section 12. The Committee is designated as the administrator, plan administrator, and named fiduciary with respect to the administration of the Plan (but not with respect to the control, management and investment of the assets of the Trust) for the purposes of ERISA.

2.07                  “Company” shall mean Aon Corporation and any successor.

2.08                  “Effective Date” shall mean January 1, 1973, but shall refer to January 1, 2002 when applied to 2002 restatement of this Plan.

2.09                 “Employee” shall refer to an individual considered by the Companies or Affiliates to be a common law employee, as evidenced by the Companies’ or Affiliates’ withholding of taxes from pay. An individual who renders services to a Company or Affiliate and is considered by the Company or an Affiliate to be an independent contractor, or who is the employee of a company providing services to the Companies or Affiliates, is not an Employee regardless of the fact that such individual may later be retroactively reclassified under federal law as a common law employee. Individuals who are included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers, if retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers, are not Employees.

Any person who is a Field Sales Agent is not an Employee.

2.10                 “Employer”, effective for plan years beginning on and after January 1, 2001, shall mean the Company and such of its subsidiaries as have adopted or shall adopt this Plan for the benefit of its Employees. The term “Employers” as used herein shall refer collectively to all of the Employers that have adopted this Plan at any particular time and shall be applied as though all of such Employers constituted a single employer. If any Employer makes an acquisition and there are new Employees of such Employer, the Committee shall determine (in carrying out the terms of the applicable acquisition agreement) if and when the new Employees shall become eligible to participate hereunder, and if and when these employees are given credit for Years of Service for vesting or benefit accrual purposes for any time before participation in the Plan commences.

2.11                 “Employment” shall mean service of an Employee with the Employers.

2.12                 “ERISA” refers to the Employee Retirement Income Security Act of 1974, as from time to time amended.

2.13                 “Field Sales Agent” shall refer to a commissioned employee who represents Combined Insurance Company of America (or any Subsidiary thereof) as an insurance salesperson and who is under an employment contract with the Company denominating such employee as a representative, sales manager, territory manager, district manager, state manager or other comparable title.

2.14                 “Final Average Earnings” shall mean the average of a Participant’s Annual Earnings paid to him by the Employers for service during the highest five consecutive calendar years of the last ten calendar years of Employment immediately preceding his retirement date or his Termination Date; provided, however, that if he was not an Employee during any five consecutive calendar years during such period, his Final Average Earnings shall be the average of his Annual Earnings during the five calendar years (or lesser period if he was not an Employee for such five calendar years) immediately preceding the calendar year he was last an Employee.

“Final Average Earnings A” shall be an amount determined in the same manner as Final Average Earnings, except that Annual Earnings during a Participant’s highest five consecutive calendar years, whether before 1993 or after 1992, shall be computed solely on the basis of Section 2.02(a) without reference to Section 2.02(b).

2.15         “Highly Compensated Employee” includes highly compensated active employees and highly compensated former employees. Effective for Plan Years beginning January 1, 1997, “Highly Compensated Employee” means any employee who was a 5- percent owner (as defined in Code Section 416(i)) at any time during the current year or the preceding year, or, for the preceding year had Compensation in excess of $80,000 and, if the Company so elects in accordance with Code Section 414(q), was in the top-paid group for the preceding year. The $80,000 amount shall be adjusted at the same time and in the same manner as under section 415(d), except that the base period is the calendar quarter ending September 30, 1996. In addition, the following shall apply:

(a)                                  A highly compensated former employee includes any employee who separated from service prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee’s 55th birthday.

(b)                                 An employee is in the top-paid group if he or she is in the top 20% of all Employees, ranked by Compensation, in descending order.

(c)                                  For purposes of this definition, Compensation for Plan Years beginning after 1997 means compensation as defined in Code Section 415(c)(3).

(d)                                 The top-paid group election described above, if made, shall apply consistently to the determination years of all plans of the employer, except that the consistency requirement will not apply to determination years beginning with or within the 1997 calendar year, and for determination years beginning on or after January 1, 1998, and before January 1, 2000. Satisfaction of the consistency requirement is determined without regard to any nonretirement plans of the employer.

(e)                                  For purposes of this Section, employees who are nonresident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the IRC ) from the Company which constitutes income from sources within the United States shall not be treated as employees.

2.16         “Hours of Service” in respect to an Employee shall refer to the hours for which the Employee is directly or indirectly paid, or entitled to payment, for the performance of duties or for a period of time during which no duties are performed during the applicable computation period and such hours shall include any hours for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to; provided, however, no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period (irrespective of whether such period occurs in a single computation period, and irrespective of whether the employment relationship has terminated) during which the Employee performs no duties. Hours shall not be credited for payments made or due under a Plan maintained solely for the purpose of complying with applicable workman’s compensation, unemployment compensation or disability insurance laws, or for a payment which solely reimburses an Employee for medical or medically related expenses incurred by such Employee. In those instances where payroll or other Company records do not reflect the actual number of hours worked by an Employee, such Employee shall be credited with 45 Hours of Service for each calendar week that he would be required to be credited with at least one Hour of Service under the preceding portion of this Section. This Section shall be applied, in respect to payments,for reasons other than the performance of duties and in respect to crediting of Hours of Service to a Particular computation period, in accordance with the rules set forth in Labor Department Regulations Section 2530.200(b)-2(b) and (c), which are incorporated herein by reference.

2.17         “IRC” shall refer to the Internal Revenue Code of 1986, as from time to time amended.

2.18         “Leased Employee” shall refer to an individual, other than an employee of the Employer or an affiliated employer (the “recipient employer”), who, pursuant to an agreement between the recipient employer and any other person (the “leasing organization”) has performed services for the recipient employer (or the recipient employer and related persons determined in accordance with Section 414(n) of the IRC) on a substantially full-time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer. A leased employee shall not be considered an employee of the recipient employer if:

(a)                                  such individual is covered by a money purchase pension plan providing:

(i)                                     a nonintegrated employer contribution rate of at least ten percent of compensation, but including amounts contributed pursuant to a salary reduction agreement which are exciudible from the employee’s gross income under Section 125, 402(e)(3), 402(h), or 403(b) of the Code,

(ii)                                  immediate participation, and

(iii)                               full and immediate vesting; and

(b)                                 leased employees do not constitute more than 20% of the recipient employer’s non-highly compensated work force, as defined in Section 414(n)(5)(C)(ii) of the Code.

2.19         “Maximum Offset Allowance” shall mean the maximum offset allowance for a Participant under Section 401(1) of the IRC pursuant to regulations and rulings of the Secretary of the Treasury or his delegate. The Maximum Offset Allowance shall be calculated based upon one-half of one percent (.5%) of the Participant’s Final Average Compensation multiplied by his Years of Service, up to but not in excess of 35 Years of Service, figuring “Final Average Compensation” so as not to exceed “Covered Compensation” based upon the definitions and rules under Section 1.401(1)-1(c)(7) of Treasury Regulations; provided, however, that Covered Compensation shall be the average of the Taxable Wage Bases (as defined pursuant to Section 3121(a)(1) of the IRC) for the 35 calendar years ending with the last day of the year in which a Participant attains Social Security Retirement Age (as defined at Section 13.05(n)), and assuming for any particular Plan Year that the Taxable Wage Base on January 1st will remain the same for all future years.

2.20         “Normal Retirement Benefit” shall mean the monthly income for life of a Retired Participant pursuant to Section 4.01.

2.21         “Normal Retirement Date” shall mean a Participant’s sixty-fifth (65th) birthday.

2.22         “Participant” shall mean any Employee who is or becomes eligible to participate in the Plan pursuant to Section 3, but shall also mean a Retired or Terminated Participant, where the context so requires.

2.23         “Plan” shall mean the Aon Pension Plan as from time to time amended or restated.

2.24         “Plan Year” shall mean the annual accounting period of the Plan which shall be a 12-month period ending on December 31st of each year.

2.25         “Retired Participant” shall mean a person who was a Participant but who has become entitled to retirement benefits under Section 4 of this Plan.

2.26         “Retirement Fund” shall mean all assets held by the Trustee for the purpose of providing the benefits described in this Plan.

2.27         “Terminated Participant” shall mean a person who was a Participant but whose employment terminated and who is not eligible for Normal Retirement Benefits under Section 4 of this Plan, although he may be eligible or become eligible for payment of a vested retirement benefit under Section 5.

2.28         “Termination Date” shall mean the date on which a Participant ceases to be an Employee for reasons other than death or retirement on or after his Normal Retirement Date.

2.29         “Trust Agreement” or “Trust” shall refer to   trust under the Aon Pension Plan, as from time to time amended, as set forth in an agreement between the Company and the trustees dated December 18, 1995.

2.30         “Trustee(s)” shall mean the person, persons, corporation, association, or a combination of them, or their successors, who shall accept the appointment of the Board to execute the duties of Trustee under the Trust Agreement. The Trustee is designated as the named fiduciary with respect to the control, management and investment of the assets of the Trust for the purposes of ERISA.

2.31         “Years of Service” shall, except as hereinafter provided, refer to a 12-month period during which an Employee has not less than 1,000 Hours of Service in the employment of the Employers. For purposes of eligibility under Section 3, computation of any 12-month period shall be made with references to the date on which the Employee’s employment commenced and each anniversary of such date. For all other purposes, it shall coincide with the Plan Year. Notwithstanding the foregoing, the following special rales shall be applied for the purpose of determining an Employee’s or a Participant’s Years of Service:

(a)                                  In the case of an Employee who was a Participant in the Combined Pension Plan on December 31, 1975, service prior to January 1, 1976, that was not a part of a period of Continuous Service as of December 31, 1975, (as defined by the Combined Pension Plan prior to January 1, 1976) shall not be counted, but service that was Continuous Service as of December 31, 1975, shall be counted and a fractional year of such service in excess of 6 months shall be counted as a full Year of Service.

(b)                                 In the case of an Employee whose employment was terminated before he acquired any vested interest who again becomes a Participant by reason of reemployment after a 1-Year Break in Service, Years of Service prior to such break in service shall not be taken into account if the number of consecutive 1-Year Breaks in Service equals or exceeds the greater of (a) the aggregate number of such Years of Service before the break in service; or (b) five. Such aggregate number of Years of Service before such break shall not include any Years of Service not taken into account by reason of any prior break in service.

(c)                                  In the event of employment in a bargaining unit described in Section 3.02(d), the rules set forth in Section 3.05 shall apply.

(d)                                 In the event of employment outside the United States or its possessions, the rules set forth in Section 3.06 shall apply.

(e)                                  In the event of employment as a Field Sales Agent the rules set forth in Section 3.07 shall apply.

(f)                                    Solely for the purpose of determining a Participant’s vested or nonforfeitable interest in his Accrued Retirement Income, an Employee shall be deemed to have earned a Year of Service for each calendar year prior to the date he became an Employee during all of which he rendered services to the Employers as an insurance agent in the Superior Policy Division in a capacity other than that of an Employee

(i.e. an independent contractor) and was compensated with respect to such service on a commission basis.

(g)                                 In the case of an Employee ineligible for participation prior to January 1, 1988, because his employment began on or after age 60, such Employee’s service prior to January 1, 1988, shall be taken into account.

(h)                                 An Employee shall not be considered to be in the employment of an Employer upon the occurrence of any of the following, notwithstanding the fact that the Employee is employed by a Subsequent Employer: (a) sale or other transfer to a Subsequent Employer of all or substantially all of the assets used in a trade or business of the Employee’s Employer; and (b) liquidation, sale or other event involving the Employee’s Employer that terminates the parent-subsidiary or controlled group relationship with the Company or causes the Employer not to be considered a single employer with the Company under Code Section 414(b). For purposes of this subsection (h), a Subsequent Employer shall be an employer that neither maintains this Plan nor is in a subsidiary, controlled group or single-employer relationship with the Company.

2.32         “1-Year Break in Service” shall refer to a 12-month consecutive period during which an Employee has not completed more than 500 Hours of Service. For purposes of eligibility under Section 3, computation of such 12-month period shall be made with reference to the Employee’s employment commencement date (or, where appropriate, reemployment commencement date) and each anniversary of such date. For all other purposes, it shall coincide with the Plan Year. For purposes of this Section only, Hours of Service shall include up to 501 Hours of Maternity or Paternity Leave, to be treated as Hours of Service in the applicable computation year in which such absence from work begins if the Employee would be prevented from incurring a Break in Service in such computation year solely because periods of absence are treated as Hours of Service as provided under this clause, and in any other case in the immediately following applicable computation year; provided, however, that such hours shall be figured based upon the Hours of, Service which otherwise would normally have been credited to the Participant but for such absence and eight Hours of Service per day shall be credited in any case where such normal crediting of Hours of Service cannot be calculated. The Trustees may require the Participant to furnish such timely information as may reasonably be required so as to establish that the absence from work is for Maternity or Paternity Leave and to establish the number of days for which there is such an absence.

“Maternity or Paternity Leave” shall mean an absence from work by reason of pregnancy of the Participant, by reason of the birth of a child of the Participant, by reason of placement of a child with the Participant in connection with its adoption by him or her, or for purposes of caring for such child for a period beginning immediately following such birth or placement.

SECTION 3

Eligibility

3.01        Initial Coverage

Each Employee who was a Participant hereunder on December 31, 2001, shall continue his status as a Participant hereunder.

3.02        Coverage After December 31, 2001

Each present or future Employee who is not eligible to participate pursuant to the Provisions of Section 3.01 hereof shall be eligible for participation hereunder as of the first day and the first Plan Year beginning after December 31, 2001, that he shall have met the following requirements:

(a)                                  He must complete one Year of Service prior to the first day of July of such Plan Year; and

(b)                                 He must attain his 21st birthday prior to the first day of July of such Plan Year; and

(c)                                  He must be employed within the United States or its possessions on a permanent basis as determined under Section 3.06; and

(d)                                 He must not be (unless otherwise expressly provided by the bargaining agreement) included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more employers where retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers.

3.03        Termination of Employment

Any Participant whose employment with the Employers is terminated for any reason whatsoever, shall cease to be eligible to participate hereunder.  Any Participant whose employment with the Employers is terminated shall, in the event of his later reemployment as an Employee, again become a Participant on the first day of his reemployment, provided he meets the requirements of Section 3.02(c) and (d), unless his prior service is not taken into account under the rule set forth in Section 2.31(b).

3.04        Leave of Absence

An Employee who receives an Authorized Leave of Absence shall continue to be regarded as an Employee during such leave of absence; however, he shall not earn Hours of Service during a period of unpaid Authorized Leave of Absence except to the extent that may be required under Section 14.20 relating to military leaves of absence or under Section 2.32 relating to Maternity or Paternity Leave. The Employers shall provide the Committee with all information with reference to leaves of absence.  The determination made by or caused to be made by the Employers shall be conclusive and binding upon all persons having any interest in the Trust.

3.05        Employment in Bargaining Unit

In the event an Employee is transferred to a bargaining unit described in Section 3.02(d) the following rules shall apply:

(a)                                  He shall not accrue any retirement benefits hereunder while employed in such bargaining unit.

(b)                                 Compensation paid to him for service in such bargaining unit shall be disregarded in determining his Final Average Earnings.

(c)                                  His Years of Service in such bargaining unit shall be counted for the purpose of determining his vested or non-forfeitable interest in his Accrued Retirement Income in the event his employment terminates prior to his Normal Retirement Date.

(d)                                 His service in such bargaining unit shall in no event be considered for the purpose of determining his Normal Retirement Benefit under Section 4.01 or his Accrued Retirement Income, it being the express intent hereof that his service in such bargaining unit shall be counted for the purpose of determining his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

(e)                                  An Employee who becomes employed in a bargaining unit because of the recognition of a representative for such unit shall be deemed to be transferred to such unit.

3.06        Employment Outside United States

In the event an Employee is or was transferred to or from the United States the following rules shall apply:

(a)                                  Except as provided under (e) of this Section, he shall not accrue any retirement benefits hereunder while employed outside the United States.

(b)                                 Except as provided under (e) of this Section, compensation paid to him for service outside the United States shall be disregarded in determining his Final Average Earnings.

(c)                                  His Years of Service outside the United States shall be counted for the purpose of determining his vested or non-forfeitable interest in his Accrued Retirement Income in the event his employment terminated prior to his Normal Retirement Date.

(d)                                 Except as provided under (e) of this Section, his service outside the United States shall in no event be considered for the purpose of determining his Normal Retirement Benefit under Section 4.01 or his Accrued Retirement Income, it being the express intent hereof that his service outside the United States shall be counted for the purpose of determining his eligibility to participate hereunder and his nonforfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

(e)                                  If he is transferred from the United States on a temporary basis, he shall be deemed to continue as being employed within the United States on a permanent basis until such time as his transfer becomes permanent.

(f)                                    The determination of when an Employee is employed within the United States on a permanent basis, when a transfer from the United States is or become permanent, and when a transfer to or from the United States is temporary, shall be made by the Employer and such determination shall be conclusive and binding on all persons having any interest in the Trust.

(g)                                 As used in this Section the term “United States” includes possessions of the United States.

3.07        Employment as Field Sales Agent or with ASI Solutions Incorporated

In the event an Employee was employed or becomes employed as a Field Sales Agent or with ASI Solutions Incorporated (excluding such employment that is with McLagan Partners Incorporated), the following rules shall apply:

(a)                                  He shall not accrue any retirement benefit hereunder while employed as a Field Sales Agent or with ASI Solutions Incorporated.

(b)                                 Compensation paid to him for services a Field Sales Agent or with ASI Solutions Incorporated shall be disregarded in determining his Final Average Earnings.

(c)                                  His Years of Service as a Field Sales Agent or with ASI Solutions Incorporated shall be counted for the purpose of determining his vested or non-forfeitable interest in his Accrued Retirement Income in the event his employment terminates prior to his Normal Retirement Date.

(d)                                 His service as a Field Sales Agent or with ASI Solutions Incorporated shall in no event be considered for the purpose of determining his Normal Retirement Benefit under Section 4.01 or his Accrued Retirement Income, it being the express intent hereof that his service as a Field Sales Agent or with ASI Solutions Incorporated shall be counted for the purpose of determining his eligibility to participate hereunder and his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

3.08        Transfer To Member That is Not An Employer

If an Employee is or was transferred to a member of the Aon group that is not an Employer hereunder, he shall continue to be treated as being employed by member of the Aon group that has adopted this Plan in the same manner as though such transfer had not been made and for the purpose of determining his Normal Retirement Benefit the member of the Aon group to which he transferred shall be deemed to be an Employer and have adopted this Plan. This Section shall not apply to an Employee whose employment with a member of the Aon group is terminated and who subsequently is reemployed by a non-adopting member of the Aon group.

3.09        Alexander & Alexander Employees

Any individual who is employed by Alexander & Alexander Services Inc. or any of its subsidiaries on January 15, 1997, and who terminates employment after that date, shall participate in this Plan upon satisfaction of the eligibility and participation requirements of this Plan.

3.10        Innovative Services International, L.L.C., Employees

Effective January 1, 1999, any individual who is employed by Innovative Services International, L.L.C., or any of its subsidiaries, shall participate in this Plan, upon satisfaction of the requirements of Section 3 (“Eligibility”). No credit for service for benefit accrual shall be given for service before January 1, 1999.

3.11        Strategic Decisions Group (WTR-RICHMOND) Employees

Any individual who is employed by Strategic Decisions Group or any of its subsidiaries on June 12, 1999 and is an employee of Aon or any of its subsidiaries on December 31, 1999 shall receive credit for a Year of Service for benefit accrual for the plan year ending December 31, 1999.

SECTION 4

Determination of Retirement Benefits

4.01                        Normal Retirement Benefit

Each participant who is employed in the service of the Employer on his Normal Retirement Date and who retires on or after his Normal Retirement Date shall be entitled to receive a monthly Normal Retirement Benefit beginning on the first day of the month following his actual retirement and continuing for his life, equal to one-twelfth of the sum of (a) through (d):

(a)                                  1.15% of the Participant’s Final Average Earnings multiplied by his or her Years of Service on and after January 1, 1998.

(b)                                 .45% of the Participant’s Final Average Earnings in excess of Covered Compensation (as defined in section 2.19) multiplied by the lesser of: (i) his or her Years of Service on and after January 1, 1998; or (ii) 35 years, less Years of Service as of December 31, 1997.

(c)                                  the accrued retirement income of a Participant as of December 31, 1997, under the terms of the Aon Pension Plan.

(i)                                     in the case of Participant who is employed by an Employer on December 31, 1997, and is accruing a benefit under the Aon Pension Plan on that date, the amount described in (c) shall be multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings at date of termination of employment and the denominator of which is Final Average Earnings at December 31, 1997.

(d)                                 the accrued retirement income of a Participant as of December 31, 1997, under the terms of the Pension Plan for Employees of Alexander & Alexander Services Inc. and Subsidiaries (“The A&A Plan”).

(i)                                     in the case of Participant who is employed by an Employer on December 31, 1997, and is accruing a benefit under the A&A Plan on that date, the amount described in (d) shall be multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings (as defined under the Aon Pension Plan) at date of termination of employment and the denominator of which is Final Average Earnings (as defined under the Aon Pension Plan) at December 31, 1997.

4.02                      Accrued Benefit for Section 401(a)(17) Employee

Notwithstanding any other provision in the Plan, each section 401(a)(17) employee’s accrued benefit under this Plan will be the sum of:

(a)                                  the Employee’s accrued benefit as of the last day of the last plan year beginning before January 1, 1994, frozen in accordance with section 1.401(a)(4)-13 of the regulations, and

(b)                                 the Employee’s accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Employee’s Years of Service credited to the Employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

A section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

4.03                      Minimum Accrued Benefit

Notwithstanding any other provision of this Plan, the Normal Retirement Benefit payable with respect to any Participant shall not be less than (a), (b), or (c), whichever is applicable:

(a)                                  the Accrued Retirement Income of the Participant under this Plan as of December 31, 1997;

(b)                                 for Participants who were participants in the A&A Plan (“A&A Participants”) and who die or terminate employment after December 31, 1997: normal retirement income, early retirement income, or death benefits as applicable and as determined under Articles VI and X of the 1994 restatement of the A&A Plan as if those provisions remained in effect until January 14, 2000.

(c)                                  for A&A Participants who die or terminate employment before January 1, 1998:  annual retirement income as determined under Section 1(a) of Article VII of the A&A Plan, as of December 31, 1997.

SECTION 5

Vested Interest

5.01                      Eligibility for Full Vesting

A Terminated Participant who has completed the required number of Years of Service and whose employment is terminated (for any reason other than death) prior to his Normal Retirement Date, shall be entitled to receive a monthly vested retirement benefit commencing with the first day of the month next following his Normal Retirement Date, if he is then living.

5.02                      Amount of Monthly Benefit

The amount of monthly vested retirement benefit which shall be paid to a Terminated Participant with one or more Hours of Service on or after January 1, 1989, and eligible therefor pursuant to Section 5.01 shall be a percentage of his Accrued Retirement Income equal to the percentage determined under the following table:

Full Years of Service	Non-forfeitable Percentage
Less than 5	0%
5 or more	100%

5.03                      Special Rules

In determining a Participant’s vested benefit under this Section, the following rules shall apply:

(a)                                  The Accrued Retirement Income and the vested retirement benefit of a Participant shall not be less than his benefit as of December 31, 1988.

(b)                                 Except as provided in Section 7.11, in the event a Terminated Participant again becomes a Participant his Accrued Retirement Income shall be determined as of the date his employment last terminated but shall in no event be less than his Accrued Retirement Income at the time of any prior termination of employment.

(c)                                  For a Participant formerly in the LOV Pension Plan (as discussed at Section 18.03 and not under the career average formula therein), such benefit as described at Section III B.I. thereof but counting credited

Service only through December 31, 1988 shall be (a) 1.5% times final average compensation times years of credited service up to 25 years, less (but not below zero) (b) 2% times his primary social security benefit at age 65 times years of credited service up to 25 years, plus (c).5% times final average compensation times total years of credited service.

(d)                                 For a Participant previously in the MMD Pension Plan (as discussed at Section 18.04), such benefit as described at Section 4.1 thereof but counting credited service only through December 31, 1988, shall be (a) 1.6% times average monthly compensation times years of credited service up to 25 years plus .5% times average monthly compensation times total years of credited service in excess of 25 years; less (b) 2.5% times his primary social security benefit at age 65 times years of credited service up to 25 years; (c) prior to Normal Retirement Date the accrued benefit of a participant shall be calculated by assuming credited service to Normal Retirement Date and then multiplying the excess of (a) over (b) by a fraction the numerator of which is the Participant’s actual years of credited service on December 31, 1988 and the denominator of which is the number of years of credited service he would have accrued if his employment had continued uninterrupted to his Normal Retirement Date; (d) provided, however, that a Participant’s accrued benefit shall be offset by the amount set forth in Appendix A to the Pension Plan, i.e., the actuarial equivalent of his June 30, 1982, account balance in the MMD Money Purchase Pension Plan, but said offset shall not exceed the Participant’s accrued benefit figured as set forth at (c) but reduced by substituting “May 1, 1982” for “December 31, 1988”.

(e)                                  Participants who are listed on Schedule 6(a) (“RDG Participants”) of the Asset Purchase Agreement between Aon Corporation and Resource Financial Corporation (attached as Exhibit A), shall be 100% vested on the date of the sale and purchase of the common stock of Ryan Dealer Group, Inc.

5.04                        Early Commencement Election

A Terminated Participant whose employment is terminated prior to his Normal Retirement Date may elect to have his deferred vested retirement benefit commence on the first day of any month after his 55th birthday, in which case he will be entitled to a vested retirement benefit computed under Section 5.02 but reduced as follows, if at all, for each year payable prior to the first day of the month next following his Normal Retirement Date to reflect the early commencement of such benefits:

(a)                                  For a vested retirement benefit commencing on or after the first day of the month next following his Normal Retirement Date, there shall be no reduction in the Terminated Participant’s vested retirement benefit.

(b)                                 For a vested retirement benefit commencing on or after the first day of the month next following his sixtieth (60th) birthday but prior to the date sixty (60) months thereafter, there shall be a reduction in the Terminated Participant’s vested retirement benefit of four percent (4%) for each year or portion thereof payable prior to the first day of the month next following his Normal Retirement Date.

(c)                                  For a vested retirement benefit commencing on or after the first day of the month next following his fifty-fifth (55th) birthday but prior to the date sixty (60) months thereafter, there shall be an additional reduction in the Terminated Participant’s vested retirement benefit of six percent (6%) for each year or portion thereof payable prior to the first day of the month next following his sixtieth birthday.

(d)                                 Any early vested retirement benefit for a Participant as figured above shall not be less than the sum of the following two amounts: (i) his vested retirement benefit as of December 31, 1988, reduced under the prior reduction formula in effect on such date, plus (ii) his vested retirement benefit calculated under Section 5.01 for service after December 31, 1988 (but taking all service into account in figuring the 35-year cap under Sections 2.19 and 4.01(c)) reduced under the current formula set forth above.

(e)                                  Termination of employment shall occur upon the voluntary or involuntary severance of employment with an Employer (except by reason of death, retirement at Normal Retirement Date or leave of absence).  Termination of employment shall also occur when an employee ceases to be an employee of an Employer as a result of any of the following events, notwithstanding the fact that the Employee is employed by a Subsequent Employer: (a) sale or other transfer to a Subsequent Employer of all or substantially all of the assets used in a trade or business of an Employer; and (b) liquidation, sale or other event involving an employer that terminates the parent-subsidiary or controlled group relationship with the Company or causes the Employer not to be considered a single employer with the Company under Code Section 414(b). For purposes of this Section 5.04, a Subsequent Employer shall be an employer that neither maintains this Plan nor is in a subsidiary, controlled group or single-employer relationship with the Company.

For Employees of Combined Life Insurance Company of New York the reduced vested retirement benefit payable under this Section shall in no event exceed the benefit payable under the rules and regulations of the New York State Insurance Department.

5.05                        Change in Top-Heavy Status

If the Plan becomes subject to Section 17 and subsequently ceases to be such, the vesting schedule in Section 17.04 shall continue to apply in determining the amount of monthly vested retirement benefit of any Participant who had at least three Years of Service as of December 31st in the last Plan Year of top-heaviness. For other Participants, said schedule shall apply only to their accrued benefit as of such December 31st.

SECTION 6

Death Benefits

6.01                        Amount of Death Benefit

Except as provided in Section 7, no death benefits or survivor benefits shall be paid upon the death of a Participant or former participant.

SECTION 7

Form of Payments

7.01                          Normal Form of Payment

Except as provided in Section 7.03, the normal form of payment of any monthly retirement benefit shall be a straight life annuity commencing on the date indicated in Section 4 or 5 (as may be applicable).

7.02                          Guaranteed Period Annuity

In every instance in which monthly retirement benefits are payable to a Retired or Terminated Participant under Section 4 or 5, such Participant may elect to receive such retirement benefits as a life annuity with payments certain for a period of 5, 10, or 15 years. In any such instance, the monthly retirement benefit shall be reduced to the actuarial equivalent of the straight life annuity provided by the normal form. An election under this Section must be filed with the Committee not more than 90 days and not less than 30 days before retirement benefits are to commence.

7.03                          Payment in Qualified Joint and Survivor Form

Notwithstanding the provisions of Sections 7.01 and 7.02, if a Participant is legally married under the laws of any jurisdiction on the date retirement benefits described in Section 4 or 5 are to commence, then, in lieu of the form and amount of retirement benefit provided by Section 7.01 or 7.02, the retirement benefit of such Participant shall be paid in the form of a Qualified Joint and Survivor Annuity (as defined below) with the spouse of such Participant unless the Participant and his spouse have elected, as provided in Section 7.06, to have his retirement benefits paid to him pursuant to Sections 7.01, 7.02, 7.04 or 7.05. For the purposes of this Plan, the term “Qualified Joint and Survivor Annuity” means an annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to one-half of the amount of the annuity payable during the joint lives of the Participant and his spouse and which is actuarially equivalent to the annuity for the life of the Participant which he would otherwise be entitled to receive under the normal form.

7.04                       Alternate Joint and Survivor Form

In addition to the 50% Qualified Joint and Survivor Annuity form under Section 7.03 for the Participant and his spouse, a Participant may elect a joint and survivor form with a survivor annuity of 50% (for a contingent annuitant other than the spouse), 75% or 100% of the annuity payable during the joint lives of the Participant and his designated contingent annuitant. Spousal consent under Section 7.14 shall not be required unless the contingent annuitant is a person other than the spouse.

7.05                       Social Security Adjustment Option

In order that a Participant who retires under the Plan, prior to the earliest date upon which his primary insurance benefits may commence under the Social Security Act, may receive a more level income where the monthly lifetime annuity payable under Section 7.01 is taken together with the Participant’s estimated primary insurance benefit under the Social Security Act commencing at age 62, such Participant may elect to convert a portion of his lifetime annuity to an actuarial equivalent temporary annuity. The temporary annuity shall provide for monthly payments, commencing at the Participant’s retirement date, provided that he is then living, and terminating with the monthly payment next preceding the earlier of (i) the date of the Participant’s death or (ii) age 62.  Such election may be made by filing a proper written authorization with the Committee before the date upon which the annuity payments are to commence to the Participant.

7.06                       Election Not to Receive Qualified Joint and Survivor Annuity

A Participant, Retired Participant or Terminated Participant may elect to have his retirement benefits paid to him pursuant to Sections 7.01, 7.02, 7.04 or 7.05 instead of the Qualified Joint and Survivor Annuity form under Section 7.03. Any such election shall be made in writing and filed with the Committee on such form as the Committee may determine, subject to spousal consent under Section 7.14, and shall not be effective unless filed with the Trustees within 90 days of the date retirement benefits commence.

7.07                       Revocation of Election Not To Receive Qualified Joint and Survivor Annuity

A Participant, Retired Participant or Terminated Participant, or his spouse, who has elected not to receive his retirement benefits in the Qualified Joint and Survivor Annuity form, as provided in Section 7.06, may revoke such election at any time before retirement benefits commence.

7.08                        Surviving Spouse and Domestic Partner Benefit

In the event of the death of a Participant, including a Retired Participant or a Terminated Participant, prior to his annuity starting date and after he has either attained his Normal Retirement Date under Section 4 or has earned a vested retirement benefit under Section 5, the surviving spouse of such deceased Participant shall be entitled to receive a survivor annuity. This survivor annuity shall be in the amount that would have been payable under Section 7.03 if the decedent had retired with a Qualified Joint and Survivor Annuity thereunder on the day before his death; provided, however, that if the Participant dies prior to age 55 the survivor annuity shall not be payable until the date he would have attained age 55, calculated as if the Participant had separated from service on the date of death, survived to age 55, and retired with a Qualified Joint and Survivor Annuity on the day before his death. Commencement of the surviving spouse benefit shall be delayed beyond the date when it would otherwise commence if the spouse so elects in writing, but not beyond the date on which the Participant would have attained age 70-1/2 and only if Section 7.07 does not apply.

Effective for Participants who are employed in California by an Employer and who die after December 31, 2001, the Surviving Spouse Benefit will be paid to a “Qualified Domestic Partner.” A “Qualified Domestic Partner” is a person of the same or opposite sex of the Participant whose domestic partnership was registered with a city, state or other government body and which meets all of the following requirements:  (1) an intimate, committed relationship of mutual caring; (2) shared principal residence; (3) agreement to be responsible for the other’s basic living expenses; (4) both partners are age 18 or older; (5) neither partner is married to another person or has another domestic partner; (6) neither partner is related by blood; and (7) neither partner has had a different domestic partner in the past six months. A copy of any domestic partner registration shall be filed by the Participant with the Committee, together with any other information the Committee deems necessary to authenticate a domestic partner relationship. If a person is a “Qualified Domestic Partner,” the benefit provided in the first paragraph of this Section 7.08 shall be paid as if the person were the surviving spouse of the Participant.

7.09                        Lump Sum Cash Out

In the event the actuarial equivalent of any monthly benefit pursuant to any of the provisions of this Plan expressed as a single sum is $5,000 or less, the Committee shall direct the Trustee, upon termination of the Participant’s employment, to pay to the person entitled to such monthly benefit, in a single sum, the amount of such actuarial equivalent. For distributions occurring on or after January 1, 2002, any distribution hereunder which exceeds $1,000 shall be paid to an IRA custodian selected by the

Committee unless the Participant elects to receive the distribution or directs the distribution to a different qualified plan or individual retirement account. If the payee is a Participant, any benefit that may hereafter become payable to him because of subsequent service as an Employee shall be reduced by the present value of the accrued benefit which was paid to him pursuant to this Section or shall be determined by disregarding the Years of Service with respect to which he has received payment, the method to be used to be the one which results in the lesser benefit.  For purposes of this Section 7.09, the term “termination of employment” shall have the same meaning as the term for purposes of Section 5.04(e).

For purposes of this section, if the present value of an employee’s vested accrued benefit is zero, the employee shall be deemed to have received a distribution of such vested accrued benefit.

7.10       Use of Annuity Policy

At such time as a retirement benefit becomes payable under this Plan, the Committee may, in its sole discretion, provide for the payment of such benefit by directing the Trustee to obtain an annuity policy from an insurance company that will provide the retirement benefit that is payable and payment pursuant to the terms of any said policy shall be deemed to be payment pursuant to the terms of this Plan. The Trustee may retain ownership of any such policy or assign it to the Participant (or his surviving spouse, if applicable) and upon such assignment all further obligation to make payments pursuant to the terms of this Plan shall terminate. Any annuity policy obtained after July 31, 1983, shall be issued on a unisex basis and all the terms and conditions under any such contract, including benefits, premiums, options, loan values and cash surrender values, shall be the same for both male and female. Before any annuity policy is assigned by the Trustee it shall cause such policy to be made nontransferable by any person other than the Trustee.

7.11       Return to Work

(a)                                  The provisions set forth in (a)-(e) below shall apply to any Employee who is reemployed by an Employer before January 1, 2001. Except as provided below, the retirement benefits of an Employee receiving retirement benefits pursuant to Section 4 or 5 and rehired by a corporation which is a member of the same controlled group of corporations under Section 13.02 as the Employer as of the time benefits commenced, shall be suspended or shall continue to be suspended only for the calendar month in which the first day of the month next following his fifty-fifth (55th) birthday falls and calendar months thereafter, in which he completes 40 or more Hours of Service.

(b)                                 An Employee may request, and the Committee within a reasonable amount of time will render, a determination of whether specific contemplated employment would result in suspension of benefits. Requests for status determination shall be considered in accordance with the procedure under Section 13.04 for affording a review of the status determination.

(c)                                  No payment shall be withheld pursuant to this Section unless the Committee notifies the Employee, by personal delivery or first class mail, during the first calendar month in which the Plan withholds payments, that his benefits are suspended. Such notification shall contain a description of the specific reasons why benefit payments are being suspended, a general description of this Section relating to the suspension of payments, a copy of this Section and Section 7.13, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of Title 29 of the Code of Federal Regulations. In addition, the suspension notification shall inform the Employee of the procedure under Section 13.04 for affording a review of the suspension of benefits.

(d)                                 An Employee rehired prior to his Normal Retirement Date may earn additional Years of Service subsequent to his return to work and until he retires on or after his Normal Retirement Date. Such period shall be taken into account in figuring his Normal Retirement Benefit or his vested retirement benefit, as may be applicable.

(e)                                  Benefits suspended under this Section shall resume (or shall begin, in the case of a working Employee who continues in employment after the first day of the month next following his fifty-fifth (55th) birthday and who has completed 40 or more Hours of Service per month thereafter as set forth in Subsection (b), above) no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be subject to suspension of his benefits hereunder. The initial payment shall include the payment scheduled to occur in the calendar month when payments resume (or begin) and shall include any amounts withheld during the period between cessation of employment (or the beginning of a calendar month with less than 40

Hours of Service as provided at Section 7.12, as the case may be) and the resumption of payments. The full amount of such initial payment may be offset against the amount of any prior retirement benefits erroneously paid to the Employee after he had become subject to this Section, and subsequent benefit payments may be offset in the amount of 25% of the amount otherwise due, until the amount of such overpayment has been completely recovered.

(f)                                    Effective for any Employee who employed or is reemployed by an Employer on or after December 31, 2000 and who has commenced receiving retirement benefits, such benefits will not be terminated or will commence again upon such reemployment. Benefit payments will continue in the same amount and in the same form as were paid before the reemployment. On subsequent termination of employment with the Employer, such benefits shall be increased to reflect any additional accruals for any Years of Service after reemployment and payments already received and decreased by the actuarial value of any payments received.

7.12       When Participant Deemed Retired

If a Participant continues to be employed after the fifteenth (15th) day of the month next following his fifty-fifth (55th) birthday but in any calendar month completes less than 40 Hours of Service, he shall, for the purposes of this Plan, be deemed to have retired on the first day of the month in which such event took place; provided, however, that the rules of Section 7.11 shall continue to apply in respect to any subsequent month in which he completes 40 or more Hours of Service.

7.13       General Provisions Governing Distributions

(a)                                  Distribution of benefits to a Participant who continues in employment with the Employer or any subsidiary beyond the Participant’s Normal Retirement Date must begin by April 1 of the calendar year following the later of: (i) the calendar year in which the Participant terminates employment with the Employer or any subsidiary; or (ii) the calendar year in which the Participant attains age 70 1/2. If, however, the Participant is a five percent owner of the Employer (as defined in section 416(i) of the Code) (a “5% Owner”) with respect to the Plan Year in which the Participant attains age 70 1/2, the required distribution commencement date is April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

(b)                                 A Participant who attains age 70 1/2 on or after January 1, 1999, and is not a 5% Owner, shall not be entitled to begin benefit payments before termination of employment.

(c)                                  In the case of a Participant other than a 5% Owner whose distributions commence or recommence later than the first day of April of the calendar year following the calendar year in which such Participant attains age 70 1/2, such Participant’s retirement benefit shall not be less than:

(i)            the actuarial equivalent of the employee’s retirement benefit that would have been payable as of the later of the April 1 following the calendar year in which the employee attains age 70 1/2 or January 1, 1997, if benefits had commenced on that date, plus

(ii)           the actuarial equivalent of any additional benefits accrued after that date; reduced by

(iii)          the actuarial equivalent of any distributions made with respect to the employee’s retirement benefits after that date.

7.14        Spousal Consent

Any election by the Participant under Section 7.06 shall not take effect unless the spouse consents in writing to such election.  Such consent must be given within the 90 day election period under Section 7.06, must acknowledge the effect of the election or designation, shall be to a specific Beneficiary and to a specific form of benefit, and be witnessed by a Plan representative or a notary public. Any consent shall be effective only as to such spouse. Such election shall take effect without the spousal consent only if it is established to the satisfaction of a Plan representative that the consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may by regulations prescribe.

7.15        Notice

The Trustees shall deliver a written explanation to each Participant or terminated Participant who will become entitled to receive vested retirement benefits on or about the date nine (9) months before he attains age 55 of the terms and conditions of the Qualified Joint and Survivor Annuity form and the surviving spouse benefit, including the rights of the spouse under Section 7.14, and the effect of electing or not electing such a form of payment. The explanation shall include a general description of the eligibility conditions and other material features of the optional forms of benefit, including the relative values of such optional forms with the interest rate used in calculating such values. Notwithstanding the provisions of Sections 7.06 and 7.07, the period for such election or revocation thereof shall not expire until at least ninety (90) days after such notice has been given. Any Participant who has not had an election under Section 7.06 made available may elect (or his personal representative may elect in the event of his death) to receive the balance of his benefits in a form other than that of a Qualified Joint and Survivor Annuity or surviving spouse benefit at any time until ninety (90) days after notice of the availability of such election is given to such Participant (or to his personal representative).

7.16        Joint and Survivor Annuities and Surviving Spouse Benefits to Former Participants

Effective August 23, 1984, a Participant (including a Terminated Participant) who had at least one Hour of Service on or after September 2, 1974, to whom Section 205 of ERISA and IRC Section 401(a)(ll) (as in effect on August 22, 1984) would not apply but for this Section, to whom the amendments made by Section 103 and 203 of the Retirement Equity Act of 1984 dealing with Qualified Joint and Survivor Annuities and. Surviving spouse Benefits do not apply, whose annuity starting date has not occurred as of August 23, 1984, and who is still alive as of August 23, 1984, may elect to have the Provisions of Section 7 as in effect prior to August 23, 1984 apply. A Participant (including a Terminated Participant) who had at least one Hour of Service in any Plan Year beginning on or after January 1, 1976, to whom the amendments made by Section 103 and 203 of the Retirement Equity Act of 1984 dealing with Qualified Joint and Survivor Annuities and Surviving Spouse Benefits would not (but for this Section) apply who at the time of his separation from service had at least ten Years of Service under the Plan and had a non-forfeitable right at least a portion of his accrued benefit derived from Employer contributions, whose annuity starting date has not occurred as of August 23, 1984, and who is still alive as of August 23, 1984, may elect to have the qualified pre-retirement survivor annuity requirements of the amendments made by such Sections 103 and 203 apply. Any election under this Section may be made during the period beginning August 23, 1984, and ending on the earlier of the Participant’s Annuity Starting Date or the date of his death. Notice of the provisions of this Section shall be given at such time or times and in such manner as the Secretary of the Treasury may prescribe.

7.17        Commencement of Benefits

Unless the Retired Participant otherwise elects, payment of any benefit provided under the Plan shall commence no later than the 60th day after the latest of the close of the Plan Year in which:

(i)                                     the Participant attains age 65;

(ii)                                  occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

(iii)                               the Participant terminates employment with the Employer.

The failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Treas. Regs. §1.417(e)-l(b), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section. Regardless of the foregoing, distributions (including distributions under any contract) made in periodic installments (which may be increased or accelerated) to a Retired Participant shall commence not later than April 1st of the calendar year following the calendar year in which he attains age 70-1/2.

SECTION 8

Plan Funding

8.01        Contributions

The Employers will make contributions from time to time to the Trustee under the Trust Agreement in amounts that are sufficient (as determined in accordance with the Plan funding method and policy adopted by the Employer) to provide the benefits provided hereunder and as are consistent with the provisions of Part 3 of Title I of ERISA. Participants shall not make contributions under the Plan.

8.02        Forfeitures

All forfeitures arising under the Plan will be applied to reduce the Employer’s contributions thereunder and shall not be used to increase the benefits any person would otherwise receive under the Plan.

SECTION 9

Rights to Amend or Discontinue Contributions

9.01        Continuance of Contributions Not Assumed

It is the expectation of the Employers that they will continue this Plan and the payment of its contributions hereunder indefinitely; but continuance of the Plan is not assumed as a contractual obligation and the right is reserved to each Employer at any time to discontinue its contributions hereunder.

9.02        Right to Amend

Except as herein limited, the Company, by action of the Board or by action of any person or entity authorized by the Board, shall have the right to amend this Plan at any time to any extent it may deem advisable.  Such amendment shall be stated in an instrument in writing approved by the Board. Upon delivery of such instrument to the Committee, this Agreement shall be deemed to have been amended in the manner set forth, provided, however, except as may be required to maintain this Plan as a qualified Plan under the IRC:

(a)           No amendment shall increase the duties or liabilities of the Trustees without their consent;

(b)                                 No amendment shall have the effect of vesting in the Employers any interest in or control over the Retirement Fund;

(c)                                  No amendment shall have the effect of depriving the surviving spouse or Beneficiary of a then deceased Participant of the right to receive the benefits to which such spouse or Beneficiary is entitled;

(d)                                 No amendment shall have the effect of depriving any then Retired Participant or active Participant who has then reached his Normal Retirement Date of the retirement income which he is entitled to receive;

(e)                                  No amendment shall have the effect of depriving any Terminated Participant of the benefits which he is entitled to receive;

(f)                                    No amendment shall have the effect of depriving any Participant of any benefit he would have been entitled to receive if he had terminated his employment immediately prior to such amendment;

(g)                                 No amendment shall have the effect of decreasing the accrued benefit of Participant other than an amendment described in IRC Section 412(c)(8), or Section 4281 of ERISA. For purposes of the preceding sentence a plan amendment which has the effect of (i) eliminating or reducing a subsidy or an early retirement benefit (as defined in regulations), or (ii) eliminating an optional form of benefit with respect to benefits attributable to service before the amendment, shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. This Paragraph shall not apply, to the extent provided by regulations, to a plan amendment described in clause (ii) (other than a plan amendment having an effect described in clause (i)).

SECTION 10

Duration and Distribution on Termination

10.01      Termination by Employer

Unless otherwise terminated, as provided in paragraphs (a), (b), and (c), of this Section or Section 10.03, this Plan shall continue in perpetuity, or for such time as may be necessary to accomplish the purpose or which it is created. This Plan shall terminate upon the happening of any of the following events:

(a)                                  The Company, by appropriate resolution of its Board, elects to terminate this Plan;

(b)                                 An Employer shall elect to terminate its participation in the Plan or shall be judicially declared bankrupt or insolvent, or in the event of dissolution, merger, or consolidation of the Employer without provision for continuing this Plan; provided, however, in the event of dissolution, merger, or consolidation of the Employer, provision may be made by its successor for continuing this Plan and the substitution of such successor or successors for the Employer hereunder, in which event this Plan shall continue in full force and effect and further provided that termination shall be limited as described under Section 15.03.

(c)                                  There is a complete termination of this Plan within the meaning of Section 411(d)(3) of the IRC.

10.02      Distribution on Complete Termination

In the event this Plan shall terminate for any of the reasons set forth in Section 10.01(a) or (c), the Trustees shall, after payment of all expenses of liquidation, distribute the Retirement Fund in the manner and order set forth in Section 4044 of ERISA. This Trust shall continue as a liquidation trust until final distribution of all assets.

10.03      Termination by Pension Benefit Guaranty Corporation

In the event this Plan is terminated by reason of proceedings instituted by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA, the Retirement Fund shall be distributed pursuant to the provisions of Section 402 of ERISA.

10.04      Vesting Upon Termination

Except as provided in Section 11, upon the termination or partial termination of this Plan the rights of all affected Participants to benefits accrued to the date of termination or partial termination, to the extent funded as of such date, shall be non-forfeitable.

SECTION 11

Benefits in the Event of Early Termination of Plan

11.01      Participants

Notwithstanding any provision in this Agreement to the contrary, the benefits provided by the Company’s contributions for Participants whose anticipated annual retirement benefit provided by such contributions will exceed $1,500, but applicable only to the twenty-five highest paid Employees as of December 31, 1988 (including any such highest-paid Employees who are not Participants at that time but may later become Participants) shall be subject to the conditions hereinafter set forth.

11.02      Maximum Benefit

Such benefits shall be paid in full which have been provided by the Company’s contributions not exceeding the largest of the following amounts:

(a)                                  The Company contributions (or funds attributable thereto) which would have been applied to provide the benefits for the Employee of this Plan, as it existed prior to January 1, 1989, and as if the Plan had been continued without change.

(b)                                 $20,000

(c)                                  An amount equal to 20% of the first $50,000 of the Participant’s annual Compensation multiplied by the number of years between December 31, 1988, and (A) the date that the Plan terminates, or (B) if benefits become payable to a Participant described in Section 11.01 within ten years after December 31, 1988, the date the benefits of such Participant first become payable (if before the date of termination of this Plan), or (C) if benefits become payable to a Participant described in Section 11.01 after December 31, 1988, and if the full current costs of the Plan for the ten years starting December 31, 1988, have not been met, or if the full current costs have not been met on the dates referred to in (A) or (B) above, the date of the failure to meet the full current cost.

(d)                                 whichever of the following amounts shall apply:

(i)            for a Participant who owns, directly or indirectly, more than ten percent (10%) in value of either the voting stock of the Company or all the stock of the Company (applying the constructive ownership rules of Section 1563(e) of the IRC without regard to Section 1563(e)(3)), a dollar amount which equals the present value of the benefit guaranteed for such Participant under Section 4022 of ERISA, as amended, or if the Plan has not terminated, the present value of the benefit that would be guaranteed if the Plan terminated on the date the benefit commences determined in accordance with regulations of the Pension Benefit Guaranty Corporation; or

(ii)           for a Participant not within Paragraph (i), above, a dollar amount which equals the present value of the maximum benefit described in Section 4022(b)(3)(B) of ERISA, as amended (determined on the date the Plan terminates or on the date benefits commence, whichever is earlier) without regard to any other limitations in Section 4022 of ERISA.

11.03      Limitation on Benefits

If (1) this Plan is terminated within ten years after December 31, 1988, or (2) the benefits of any of the Participants described in Section 11.01 become payable within ten years from December 31, 1988, the benefits which any of the Participants described in Section 11.01 may receive from the Company’s contributions shall not exceed the benefits set forth in Section 11.02.

11.04      Termination of Employment

If a Participant described in Section 11.01 leaves the employ of the Company or withdraws from participation in this Plan, the benefits which he may receive from the Company’s contributions shall not at any time, within the first ten years after December 31, 1988, exceed the benefits set forth in Section 11.02. If, at the end of the ten-year period starting December 31, 1988, the full current costs for such ten years have not been met, the benefits such Participant may receive from the Company’s contributions shall not exceed the benefits set forth in Section 11.02 until the first time that the full current costs of this Plan have been met.

11.05      Death Benefits

These conditions shall not restrict the full payment of any insurance, death or survivor’s benefits on behalf of a Participant who dies while this Plan is in full effect and its full current costs have been met.

11.06      Retirement Benefits

These conditions shall not restrict the current payment of full retirement benefits not exceeding those provided by the normal form called for by this Plan for any Retired Participant while this Plan is in full effect and its full current costs have been met.

11.07      Lump Sum Distribution

The conditions of this Section shall not restrict a lump sum distribution to a Terminated or Retired Participant of the benefits he may be entitled to receive, if this Plan is in full effect and its full current costs have been met at the time of the distribution and he enters into an agreement with the Trustees to the effect that in the event

(a)                                  the Plan terminates before December 31, 1998, or

(b)                                 a default occurs in the payment of the full current costs of the Plan for any Plan Year ending before December 31, 1998 he (or, in the case of his death, his estate) will repay to the Trustees a sum equal to the actuarial equivalent of the amounts by which his monthly retirement benefits under the Plan (under the normal form) would have decreased during his then remaining lifetime pursuant to the provisions of this Section 11. Such obligation to repay must be adequately secured, and if secured by property of the distributes, the distributes must agree that if the market value of the property falls below a certain percentage of the amount that would then be repayable if the Plan were then terminated he will deposit additional property necessary to sufficiently increase the value of the property held by the depositary. The agreement need not be secured if the fair market value of Plan assets is not less than the actuarial equivalent of all accrued benefits (whether or nor forfeitable) expressed as a single sum; provided, that the agreement shall provide for security to be provided in the future in the event that the fair market value of Plan assets subsequently, during the period covered by this Section, falls below the actuarial equivalent of all accrued benefits.

11.08      Intent

This Section 11 is included in this agreement to conform to the requirements of Treasury Regulation Paragraph 1.401-4(c) and shall be applied in a manner consistent with such Regulation or any substitute therefor but shall cease to be effective at such time as the provisions of the Treasury Regulation Paragraph 1.401(c) or any substitute therefor are no longer effective or applicable.

SECTION 12

Administrative Committee

12.01             Formation and Members

This Plan shall be administered by an administrative committee constituted of not less than three (3) and not more than seven (7) members. The Board shall have the right at any time and from time to time to appoint the members of the Committee and to remove any member of the Committee and appoint a successor member. Each member of the Committee shall serve until such time as he shall resign, die, or be removed by the Board and until his successor is appointed. In the event of the death, resignation or removal of any member acting hereunder, the Board may appoint a successor to fill such vacancy and such successor member, upon accepting such appointment by an instrument in writing delivered to the Company, shall without further action, become vested with all the rights, powers, -discretion and duties of a member of the Committee with like effect as if originally named as a member hereunder. Each member of the Committee shall have the right at any time, by ten (10) days written notice to the other members then acting hereunder, and to the Company, to resign as a member hereunder.

12.02             Chairman and Secretary

The Committee shall appoint a Chairman from among the members of the Committee and the Chairman shall preside at all meetings of the Committee, and shall have the right to vote on any matter to be determined by the Committee. The Committee shall also appoint a Secretary to the Committee, who need not be a member of the Committee, who shall keep an accurate record of all determinations of the Committee and perform such other duties as may from time to time be assigned to him by the Committee or the Chairman of the Committee.

12.03             Actions of the Committee

All actions of the Committee shall be by majority vote of the entire Committee.  No formal meetings need be called or held by such Committee if a majority of the then members of the Committee shall authorize and approve, by an instrument in writing, any action or decision agreed upon by such majority.

12.04             Execution of Instruments

The Committee may designate any one or more of its members, or its Secretary, to sign any document, instrument or paper on behalf of the entire Committee.

12.05             Reports to the Board

The Committee shall furnish such reports and other information as may be required from time to time by the Board.

12.06             Administration of the Plan

The Committee may, from time to time, establish rules and procedures for administration of the Plan not inconsistent with the Plan’s provisions, and administer the Plan in accordance with such provisions and such rules and procedures. The Committee shall have the exclusive right and discretionary authority to construe the terms and provisions of the Plan, including without limitation, the power to construe or interpret disputed, ambiguous or uncertain terms, and such other powers as may be necessary to carry out the provisions of the Plan. The Committee shall also have the discretionary authority to determine all questions relating to the eligibility of Employees to participate in the benefits of the Plan and the amount of such benefits, and resolve all questions pertaining to the administration, interpretation and application of the Plan provisions. Benefits under the Plan will be paid only if the Committee decides in its discretion that the applicant is entitled to them. Actions taken in good faith by the Company, the Committee or an Employer shall be conclusive and binding on all interested parties as to all questions of interpretation and application under this Plan and as to all other matters arising out of the administration thereof, and shall be given the maximum possible deference allowed by the law. The Committee shall issue such directions to the Trustee as may from time to time be necessary to authorize the Trustee to make the payments provided for by this Plan.

12.07             Liability of Members

To the extent permitted by law, no member of the Committee shall ever be liable for any act or default of any predecessor member nor for any loss sustained through any error of judgment, but shall only be liable for his own willful default. No successor member acting hereunder shall be under any duty to examine into or take any action with reference to the prior action of any prior Committee acting hereunder. The Company shall indemnify and save harmless each member of the Committee and the Secretary to the Committee from the effects and consequences of his actions and conduct in his official capacity, except to the extent that such effects and consequences flow from his own willful conduct.

12.08               Allocation of Duties

The Committee, by its action, may allocate its fiduciary responsibilities among its members, and may designate persons other than its members to carry out its fiduciary responsibilities. The Committee, individual members of the Committee allocated specific fiduciary responsibilities, and persons other than members of the Committee designated to carry out specific fiduciary responsibilities may employ one or more persons to render advice with respect to their responsibilities.   If the Committee has allocated a specific fiduciary responsibility among its members, or has designated persons other than its members to carry out a specific fiduciary responsibility, it shall do the following things: (1) it shall make as a condition of such allocation or designation the fact that the Committee may terminate the allocation or designation at will; and (2) it shall report such allocation or designation to the Board who by its action, may order that such allocation or designation be terminated in which case it shall be done as soon as practicable.

12.09               Investments

The Committee shall have no duty or obligation to supervise or control in any way the investments made by the Trustee under the Trust Agreement, but all fiduciary responsibility for investing and safeguarding the assets of the Plan shall reside solely with such Trustee.

SECTION 13

ERISA Provisions

13.01  Service for Predecessor

To the extent required by regulations that may be prescribed by the Secretary of the Treasury or his delegate, service for a predecessor shall be treated as service for the Employers.

13.02 Controlled Group

To the extent required by Section 414(b), (c), (m), (n) and (o) of the Internal Revenue Code, all employees of the entities described therein shall be treated as employed by a single employer. If an Employee or former Employee becomes employed or was employed by any such entity that the Employer is a member of and such other member has not adopted this Plan, the following rules shall apply:

(a)

Upon becoming an Employee of the Employer, his prior service in the employment of another member of the controlled group shall be considered as though it was service for the Employer for the purpose of determining when he will become eligible for participation under Section 3 and for the purpose of determining his eligibility for a vested retirement benefit.

(b)

If he was previously an Employee of the Employers and a Participant under this Plan but did not have five Years of Service at the time such employment terminated, his subsequent service in the employment of another member of the controlled group shall be considered as though it was service for the Employers for the purpose of determining his eligibility for a vested retirement benefit under Section 5.02.

(c)

His service for such other member of the controlled group shall in no event be considered for the purpose of determining his Normal Retirement Benefit under Section 4.01 or his Accrued Retirement Income under Section 5.02, it being the express intent hereof that his service for another member of the controlled group that has not adopted this Plan shall be counted for the purpose of determining his non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

(d)	He shall not be eligible to receive any benefits while employed by any other member of the controlled group, except as provided at Section 7.12

(e)	Remuneration paid to such person for services rendered to another member of a controlled group shall not be considered in determining his Final Average Earnings.

13.03               Merger

This Plan shall not be merged or consolidated with any other Plan or the assets held under this Plan shall not be transferred to any other Plan, unless each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

13.04               Claims Procedure

Pursuant to Section 503 of ERISA the following claims procedure is established:

(a)	A timely written application for benefits shall be filed with the Committee on a form prescribed by it.

(b)	if a Claim is denied, in whole or in part, written notice of such denial shall be furnished to the applicant setting forth, in a manner calculated to be understood by him, the following:

	(i)	The specific reason or reasons for the denial;

	(ii)	A specific reference to pertinent Plan provisions on which the denial is based;

	(iii)	A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

	(iv)	An explanation of the claim review procedure.

(c)

An applicant whose claim has been denied in whole or in part (or his duly authorized representative) may appeal such denial to the Committee by making a written request for a review and may review pertinent documents and submit issues and comments in writing. A written request for review must be filed within 120 days of the date an applicant has been notified of the denial or partial denial of this claim.

(d)

The decision on review shall be made promptly and within 60 days of receipt of the request for review, shall be in writing, and shall include specific reasons for the decision, written in a manner calculated to be understood by the applicant, and specific references to the pertinent Plan provisions on which the decision is based.

13.05             Maximum Annual Benefit

The annual benefits payable to a Participant under this Plan and any other qualified defined benefit plan adopted by the Employer shall in no event exceed the lesser of $90,000 ($160,000 for 2002) (the “dollar” limitation) or 100% of the Participant’s average compensation for his high three consecutive calendar years of participation (the “percentage” limitation). The following rules shall be effective in applying the provisions of this Section:

(a)                            Both the $90,000 ($160,000 for 2002) dollar limitation and the 100% percentage limitation referred to in the first sentence of this Section shall be adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate; provided, however, that the 100% percent limitation shall be adjusted only in the case of adjusting any benefits under this Section, and no cost of living adjustments under this Subsection (a), including both the dollar limitation and percentage limitation, shall be taken into account before the year for which such adjustment takes effect.

(b)                           If the annual benefit is payable in a form other than as a straight life annuity, an adjustment shall be made to the maximum permissible annual benefit, in accordance with regulations prescribed by the Secretary of the Treasury or his delegates so that it is equivalent to the maximum annual benefit payable as a straight life annuity. In determining the maximum annual benefit payable any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account, and that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity under Section 7.03 shall not be taken into account.

(c)                            If the retirement income benefit begins before the Social Security Retirement Age (for years beginning January 1, 2002 and thereafter, age 62) the determination as to whether the $90,000 ($160,000 for 2002) dollar limitation referred to in the first sentence of this Section has been satisfied shall be made in accordance with regulations prescribed by the Secretary of the Treasury or his delegate, by reducing the limitation so that such limitation (as so reduced) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a $90,000 ($160,000 in 2002) annual benefit beginning at the Social Security Retirement Age (for years beginning January 1, 2002 and thereafter, age 62).  For years before January 1, 2002, the reduction shall be made in such manner (as prescribed by the secretary of the Treasury or his delegate) as is consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act.

(d)                           If the retirement income benefit begins after the Social Security Retirement Age (for years beginning January 1, 2002 and thereafter, age 65), the determination as to whether the dollar limitation referred to in the first sentence of this Section has been satisfied shall be made in accordance with regulations prescribed by the Secretary of the Treasury or his delegate, by increasing the limitation so that such limitation (as so increased) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a $90,000 ($160,000 in 2002) annual benefit beginning at the Social Security Retirement Age (for years beginning January 1, 2002 and thereafter, age 65).

(e)                            For the purpose of adjusting any benefit under Subsection (b) or (c), above, the interest rate assumption shall not be less than the greater of 5% or the rate specified in the Plan. For purposes of adjusting any benefit under Subsection (d), above, the interest rate assumption shall not be greater than the lesser of 5% or the rate specified in the Plan.

(f)                              Notwithstanding the preceding provisions, the benefits payable with respect to a Participant shall be deemed not to exceed his limitation if they do not exceed $10,000 for the Plan Year, or for any prior Plan Year, and the Employer has not at any time maintained a defined contribution Plan in which the Participant participated.

(i)                             if a Participant has less than 10 years of participation in the Plan, the $90,000 dollar limitation referred to in the first sentence of this Section shall be the limitation determined under such sentence (without regard to this Subsection (g)), multiplied by a fraction —

(A)                        the numerator of which is the number of years (or part thereof) of participation, and

(B)                          the denominator of which is 10.

(ii)                            If a Participant has less than 10 years of service with the Employer, the 100% percentage limitation under the first sentence of this Section and the $10,000 limitation under Subsection (f) shall be adjusted by multiplying such amounts by a fraction —

(A)                        the numerator of which is the number of years (or part thereof) of service, and

(B)                          the denominator of which is 10.

(iii)                         In no event shall Paragraphs (i) or (ii), above, reduce either the dollar limitation or the percentage limitation under the first sentence of this Section, or the $10,000 limitation under Subsection (f), to an amount less than 1/10 of such limitation (determined without regard to this Subsection (g)).

(iv)                      To the extent provided in regulations this Subsection (g) shall be applied separately with respect to each change in the benefit structure of the Plan.

(g)                           In the case of an individual who was an active Participant in this Plan before October 3, 1973, his annual benefit need not be less than 100% of his annual rate of compensation on the earlier of October 2, 1973, or the date on which he separated from the service of the Employer; provided, that such annual benefit shall not exceed the benefit which would have been payable under the terms of the plan on October 3, 1973, if his compensation taken into account for any period after such date had not exceeded his annual rate of compensation on such date; and provided further, in the case of a Participant who separated from service prior to October 2, 1973, his annual benefit shall in no event be greater than his vested retired benefit as of the date he separated from service.

(h)                            In addition to other limitations set forth in the Plan and notwithstanding any other provisions of the Plan , the accrued benefit, including the right to any option benefit provided in the Plan (and all other defined benefit plans required to be aggregated with this Plan under the provisions of IRC Section 415) shall not increase to any amount in excess of the amount permitted under IRC Section 415 as amended by the Tax Equity and Fiscal Responsibility Act of 1982.

(i)                                In determining under which Plan the contributions or other annual additions, or benefits, of a Participant should be reduced under this Section, the intent is that the order of reduction set forth herein is for purposes of guidance only and not obligatory, and that such order of reduction as to one Participant may be different from another Participant, so as to afford maximum flexibility to the Plan in avoiding a violation of the provisions of Section 415 of the IRC.

(j)                                For purposes of this Subsection, the term “Social Security Retirement Age” means the age used as the retirement age for the Participant under Section 216(1) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(1)(2) of such Act were 62.

(k)                             In the case of an individual who is a Participant as of January 1, 1987, the dollar limitation of the Participant shall be equal to his Current Accrued Benefit if such Current Accrued Benefit exceeds the benefit limitations of this Section and of IRC Section 415(b) of the IRC. The “Current Accrued Benefit” shall be the Participant’s accrued benefit under the Plan when expressed as an annual benefit under IRC Section 415(b)(2), determined as if he had separated from service as of December 31, 1986, but disregarding any changes in the terms and conditions of the Plan, or any cost-of-living adjustment, occurring after May 5, 1986.

(l)                                Compensation shall include the following items:

(i)                             The Participant’s wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with an employer maintaining the plan (including but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses).

(ii)                          For purposes of the prior sentence, earned income from sources outside the United States.

(iii)                       Amounts described in IRC Sections 104(a)(3), 105(a) and 105(h), but only to the extent that these amounts are includable in the gross income of the Employee.

(iv)                      Amounts described in IRC Section 105 (d), whether or not these amounts are excludable from the gross income of the Employee under that section.

(v)                         Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under IRC Section 217.

(vi)                      The value of a non-qualified stock option granted to an Employee by the employer, but only to the extent that the value of the option is includable in the gross income of the Employee for the taxable year in which granted.

(vii)                   The amount includable in the gross income of an Employee upon making the election described in IRC Section 83(b).

(viii)                For limitation years beginning after December 31, 1997, elective deferrals as defined in Code Section 401(g)(3), and any amount which is contributed or deferred by the employer at the election of the employee and which is not includible in the gross income of the employee by reason of Code Section 125 and for limitation years beginning after December 31, 2000, any amounts considered transportation benefits under Code Section 132.

(m)                        Compensation shall not include the following items:

(i)                             Contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the IRC Section 415 limitations to that plan, the contributions are not includable in the gross income of the employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified employee pension described in IRC Section 408(k) are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under IRC Section 219(b)(7). Additionally, any distributions from a plan of deferred compensation are not considered as compensation for IRC Section 415 purposes, regardless of whether such amounts are includable in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for IRC Section 415 purposes in the year such amounts are includable in the gross income of the Employee.

(ii)                          Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is not longer subject to a substantial risk of forfeiture (see IRC Section 83 and the regulations thereunder).

(iii)                       Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

(iv)                      Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

(n)                          Except as provided in regulations, the provisions of IRC Section 415 are hereby incorporated by reference to the extent not set forth in this Section.

SECTION 14

Miscellaneous Provisions

14.01     Spendthrift Clause

Except as provided in Section 14.02, benefits or payments from this Plan shall be paid to the individual entitled to receive them personally and upon his personal receipt or endorsement. No Participant, spouse or Beneficiary shall have the right or power to transfer, assign, anticipate, mortgage, pledge or otherwise encumber this interest in the Trust established by this Agreement, or his rights to receive payments or benefits from the Trust and neither such interests nor rights nor any assets of the Trust shall be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by the Participant or Beneficiary nor to transferability by operation of law in the event of bankruptcy, insolvency or otherwise, provided, however, that this limitation shall not apply to a qualified domestic-relations order under IRG Section 414(p).

14.02    Facility of Payment

If any person to whom payments are to be made under the Plan is in the judgment of the Committee or an insurance company that has issued an annuity policy pursuant to Section 7.10 under a legal disability, or by reason of mental or physical disability is in the opinion of the Committee or such insurance company unable to administer properly such payments, even though such person has not been legally adjudicated incompetent, then such payment or payments may be made to any person, persons, or institution as, in the option of the Committee or the insurance company, is then maintaining or has custody of such person until claim is made by a duly appointed guardian or other legal representative of such person.   Such payment shall constitute a full discharge of liability of the Plan to the extent thereof.

14.03     Evidence of Survival

The Committee or an insurance company shall have the right to require satisfactory evidence that a person entitled to receive benefits hereunder is living on each and every date when a benefit is due such person. In the absence of such evidence, when required, any payments otherwise due shall not be made until such evidence shall have been received.

14.04     Discretionary Acts To Be Uniform

Any discretionary acts to be taken under the Plan by the Committee, or any person or persons to whom authority has been delegated, shall be uniform in their nature and applicable to all persons similarly situated, and no discretionary acts shall be taken that will be discriminatory under the applicable provisions of the IRC pertaining to qualified plans.

14.05     Elections To Be Made On Prescribed Forms

All elections, claims, designations, and revocations made by Participants or other persons under the Plan shall be made in writing on forms prescribed by and furnished by the Committee and shall not be effective until filed with the Committee.

14.06     Reliance On Information Furnished By Employer

Any information furnished by the Employer to the Committee, such as compensation of Employees, length of service, Hours of Service, or otherwise, shall be accepted by the Committee as being true and correct, and the Committee shall incur no liability in relying on such information.

14.07     inability to Perform

Neither the Employers nor the Committee shall be responsible for any inability to perform, or delay in performing, any act occasioned by any restriction or provisions imposed by the Trustee, or by any other person, or by law, and in the event any such inability or delay shall be so occasioned, then that act which can be performed shall be performed by the Employers or the Committee which, in the sole discretion of the Committee, most completely carries out the intention and purpose of this Plan. All parties of this Plan or in any way interested therein shall be bound by any acts so performed under such conditions.

14.08     Misstatement of Age

In the event an Employee misrepresents his age or his spouse’s age to his Employer or the Committee, he shall be entitled to the lesser of the following benefits:

(a)      The benefit that would be payable on the basis of actual age; or

(b)      The benefit that would be payable on the basis of the misrepresented age.

14.09     Rights of Individuals

No Employee, nor any person claiming by, through, or under such Employee, shall have any right, title, or interest in or to the Retirement Fund except such right to a benefit as expressly provided herein. No Employee shall be entitled to receive any part of the contributions of the Employers or any other cash consideration upon his withdrawal from the services of the Employers, or the termination of his services by the Employers, unless otherwise provided herein, or upon the discontinuance of the Plan except to the extent provided herein. All rights and claims are limited as set forth hereunder and no Participant or other person shall have any recourse toward satisfaction or payment of any benefit provided by this Plan from other than the Retirement Fund or the Pension Benefit Guaranty Corporation. Nothing contained herein gives, nor is intended to give, any Employee the right to be retained in the service of the Employers, nor to interfere with the right of the Employers to discharge or terminate the employment of an Employee at any time and this Plan shall in no event be construed as a contract of employment between any Employer and the Employee.

14.10     Actuarial Computations

The Committee, Trustees and the Employer shall be entitled to conclusively rely upon any actuarial computations or evaluations made by an insurance company or an actuary or a firm of actuaries. Except in case of a mathematical error, each Employee,, or person claiming through any Employee, shall be conclusively bound by any actuarial computation or evaluation made by an insurance company or an actuary or a firm of actuaries, provided, however, the determination of an actuarial equivalent of another form of payment or the present value of future payments that may become payable shall be made on the basis of the following factors until such time as the applicable law or rulings of the Internal Revenue Service no longer requires fixed standards for actuarial assumptions used in determining actuarial equivalents to be set forth in the Plan:

Table

Unisex Pension Table - 1984 (UP-1984) with a two year age setback, except that the age setback shall be one year for a contingent annuitant under a joint and survivor annuity option.

Interest

Interest factor of seven and one-half percent (7.5%), except that single sum distributions shall be based upon an interest factor which shall be adjusted as of the first day of each calendar month to be the monthly annuity rate (immediate or deferred) of the Pension Benefit Guaranty Corporation for that calendar month.

The following rules shall apply to the interest factor:

(i)           In figuring whether the single sum actuarial equivalent under Section 7.09 exceeds $3,500 ($5,000 for plan years beginning after August 5, 1997) the interest rate used shall not exceed the Pension Benefit Guaranty Corporation (“PBGC”) interest rate or rates for purposes of determining the present value of a lump sum distribution on plan termination, as in effect on the first day of that calendar month.

(ii)          In figuring whether such single sum actuarial equivalent exceeds $25,000, the interest rate shall not exceed 120% of the PBGC interest rate but such increase in the allowable PBGC rate may in no event cause the single sum actuarial equivalent to be less than $25,000.

(iii)         This Section shall apply to distributions in Plan Years beginning after December 31, 1986.  The Section shall also apply to distributions in Plan Years beginning after December 31, 1984, which were not made in accordance with regulations issued under the Retirement Equity Act of 1984, other than distributions under an annuity contract distributed to or owned by a Participant prior to September 17, 1985, unless additional contributions were made by the Employer under such contracts.

(iv)         Effective for distributions beginning on and after January 1, 1996, in figuring whether the single sum actuarial equivalent under Section 7.09 exceeds $3,500 ($5,000 for plan years beginning after August 5, 1997), the interest rate used shall be the annual interest rate on 30-year Treasury securities as specified by the Commissioner of the Internal Revenue Service for the September preceding the Plan Year that contains the distribution date. The applicable mortality table shall be the 1983 Group Annuity Mortality Table, or as otherwise prescribed in applicable Treasury regulations.

(A)         The following special rule shall apply with respect to any annuity starting date (as defined under Code § 417(f)(2)) that occurs from January 1 through December 31, 1996: in figuring whether the single sum actuarial equivalent under Section 7.09 exceeds $3500 the time for determining the interest rate described under this paragraph (iv) of Section 14.10 shall be either September, 1995, or the calendar month in which the distribution occurs, whichever results in the larger distribution.

14.11     Notice of Required Action

In any case in which an Employer, the Committee, or the Trustee shall be directed to take any action upon the occurrence of any event, they, or any one or more of them, shall be under no obligation or liability to take such action unless and until notice, proper and satisfactory to them shall first have been received or the occurrence of such event. For the purposes of this Section 14.11, a certificate in writing signed by an officer of the Company and delivered to the Committee or the Trustee, or a certificate in writing from the Committee to the Trustee as to the occurrence or happening of any event, shall constitute conclusive evidence of such occurrence or happening, and the Committee and the Trustee, respectively, shall be fully protected and discharged from all liability whatsoever in accepting and relying on such certificate. No Trustee shall be required to go a back of any action of the Committee, and no Trustee shall be responsible to see that any action of the Committee is authorized by the terms of this agreement.

14.12     Reliance Upon Communication

Neither the Employers, the Committee, nor any agent of the Trustees shall incur any liability in acting upon any notice, request, signed letter, telegram, or other paper or documents reasonably believed by any one of them to be genuine and to be signed or sent by the proper person.

14.13     No Reversion To Employers

The Employers shall in no event, either directly or indirectly, receive any fund or contributions made by it to the Trust, nor directly or indirectly participate in the distribution, or receive the benefits of the assets or funds comprising the Retirement Fund prior to the satisfaction of all liabilities with respect to Employees, beneficiaries, and spouses under this Plan; provided, however, if there are any assets remaining after all such liabilities have been satisfied they shall be returned to the Employers; provided, further: that (subject to the limitations of Revenue Ruling 91-4):

(a)      If a contribution is made by a mistake of fact, the mistaken portion of the contribution shall be returned within one year after payment of the mistaken contribution upon the Employer’s written request; and

(b)     Each contribution by the Employer is conditioned upon the deductibility of the contribution under the applicable section of the IRC. Accordingly, to the extent of disallowance of the deduction for the part or all of the contribution, the contribution shall be returned within one year after disallowance upon the Employer’s written request.

Upon transfer to the Trustees, all responsibilities of the Employers for each contribution shall cease, and the Employer shall have no responsibilities for the acts of the Trustees.

14.14     Insurer Not Party To Agreement

No insurance company (other than the Employers) shall be deemed a party to this Plan for any purpose.

14.15     Construction

It is intended that this Plan and the Trust Agreement which is a part thereof shall comply with the provisions of ERISA and constitute a qualified plan and trust under the Provisions of Section 401(a) of the IRC, and be operated in a manner so as not to discriminate in favor of Highly Compensated Employees as defined at Section 414(q) of the IRC. Accordingly, the provisions of this Plan and the Trust Agreement shall be construed and applied in a manner consistent with such intent. However, to the extent not superseded by ERISA, this Plan and the Trust Agreement which is a part thereof, shall be construed and enforced in accordance with the laws of the State of Illinois.

14.16     Section Titles Not Part of Agreement

The section designations and titles are included solely for convenience and shall, in no event, be construed to affect or modify any of the provisions of this Agreement or be construed as a part thereof.

14.17     Gender and Case

Where used in this Agreement, words in the masculine shall be read and construed as in the feminine, and words in the singular shall be read and construed as though used in the plural, in all cases where such constructions would so apply. Unless the context requires otherwise, such words as “herein” “hereto” “hereinafter” “hereinbefore” or “hereunder” refer to this instrument as a whole and not merely to the subdivisions in which such words appear.

14.18     Eligible Rollover Distributions

Effective with respect to distributions made on or after January 1, 1993, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the distributee in a Direct Rollover. For purposes of this Section 14.18:

(a)          An “Eligible Rollover Distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b)          An “Eligible Retirement Plan” is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee’s Eligible Rollover Distribution. In the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

(c)          A “Distributee” is an employee or former employee, the employee’s or former employee’s surviving spouse and the employee’s or former employee’s spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

(d)          A “Direct Rollover” is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

14.19     Plan Expenses

Except as otherwise provided below, all reasonable costs, charges and expenses incurred in the administration of the Trust and the Plan, including premiums and other amounts payable pursuant to Title IV of ERISA, compensation to an investment manager, and any compensation to agents, attorneys, actuaries, accountants and other persons employed by the Trustees or the Committee, will be paid from the Trust to the extent not paid by the Employer in such proportions as the Trustees may direct. The Trustees may be reimbursed from the Trust for all proper and direct expenses incurred by them in discharge of their duties as Trustees.

14.20     Military Service

Notwithstanding any provisions of this Plan to the contrary, effective as to any re-employment under Code Section 414(u) initiated on or after December 12, 1994, contributions, benefits and service credits with respect to qualified military service will be provided in accordance with Code Section 414 (u).

SECTION 15

Adoption of Plan by Subsidiary

15.01     Adoption of Plan

This Plan has been adopted by Combined Insurance Company of America, Combined American Insurance Company, Combined Insurance Company of Wisconsin, and Combined Life Insurance Company of New York. Any other Subsidiary of the Company, by proper resolutions adopted by its Board, or by an adoption agreement executed by a principal executive officer, may become a party to this instrument by adopting this Plan as its pension plan for its Staff Employees. A certified copy of such resolutions shall be delivered to the Trustees.

15.02    Intention of Parties

The provisions of this Plan shall be construed as the pension plan of each of the Employers that may adopt this Plan as its pension plan and each such Employer shall contribute the cost attributable to its Employees, as may be determined by the Company. Except as otherwise may be provided herein, or as may be provided in the resolutions of an adopting Subsidiary, it is the intention of the parties hereto that the Employees of the Company and the Employees of any Subsidiary that adopts this Plan or has adopted this Plan shall receive the same benefits as they would receive if all the Employers were one corporate entity and this Plan were the plan of such entity, and the provisions of this Plan shall be interpreted in accordance with this intent.

15.03     Termination By One Employer

In the event any Employer discontinues the Plan in accordance with the provisions of Section 10, this Plan shall only be discontinued in respect to such Employer and its Employees but not in respect to the other Employers that have adopted the Plan; it being understood that the Plan shall continue in full force and effect as to any such other Employers and their Employees.

SECTION 16

Rights of Former Employees

16.01      Rights of Former Employees

The rights of Employees whose employment terminated prior to January 1, 1989, shall be determined by the terms of the Plan as they existed prior to January 1, 1989; provided, however, that if any such individual again becomes an Employee his rights shall be determined by the terms of the Plan at the time he again becomes an Employee and such amendments thereto as may thereafter be adopted.

SECTION 17

Provisions Applicable if Plan Becomes Top-Heavy

17.01     Applicability

The provisions of this Section 17 shall be applicable during any Plan Year commencing subsequent to December 31, 1983, but only if the Plan was a Top-Heavy Plan or was part of a Top-Heavy Group on the Determination Date, and in such case shall override and supersede all other provisions in this Plan to the contrary; provided, that these provisions shall not apply to a Plan which is not itself a Top-Heavy Plan and which was included in an Aggregation Group under the second sentence of Section 17.02(f); provided further, that, these the extent permitted by law, Section 17.05 shall not apply to any Employee who has received the minimum contribution and/or benefit for the Plan Year as required under The Top-Heavy rules from either any defined contribution plan of the Employer, or from such defined contribution plan plus this Plan.

17.02     Additional Definitions

(a)       Key Employee. The term “Key Employee” shall refer to any Participant who at any time during the Plan Year or any of the four preceding Plan years, is

(i)                                   an officer of the Employer, but not taking into account any such Employee whose Compensation is (i) for plan years beginning before January 1, 2002, less than one hundred fifty percent (150%) of the maximum dollar limitation in IRC Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls; or (ii) thereafter, greater than $130,000, as adjusted under Section 415(i)(1) of the IRC;

(ii)                               for plan years beginning before January 1, 2002, one of the ten Employees owning [or considering as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] the largest interests in the Employer, but not taking into account any such Employee whose Compensation is less than the maximum dollar limitation in IRC Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls,

(iii)                            a Five Percent Owner of the Employer, or

(iv)                           a One Percent Owner of the Employer having an annual compensation from the Employer of more than $150,000.

The term shall also include beneficiaries of a Key Employee. For purposes of clause (i), no more than 50 Employees (or, if lesser, the greater of 3 or 10% of the Employees) shall be treated as officers, and the officers taken into account shall be the officers with the highest compensation. For purposes of Paragraph (ii), if two Employees have the same interest in the Employer, the Employee having greater annual Compensation from the Employer shall be treated as having a larger interest. For purposes of Paragraphs (ii), (iii), and (iv), the aggregation rules of Subsections (b), (c), and (m) of Section 414 of the IRC (pertaining to employees of a controlled group of corporation, of partnerships and proprietorships under common control, and of an affiliated service group) shall not apply.

(b)              Five Percent Owner. The term “Five Percent owner” shall mean any person who owns (or is considered as owning within the meaning of Section 318 of the IRC but substituting 5% or 50% in Section 318(a)(2)(C)] more than five percent of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of all stock of the Employer.

(c)               One Percent Owner. The term “One Percent Owner” means any person who owns or is considered as owning within the meaning of Section 318 of the IRC but substituting 5% for 50% in Section 318(a)(2)(C)] more than one percent of the outstanding stock of the Employer or stock possessing more than one percent of the total combined voting power of all stock of the Employer.

(d)              Non-Key Employee. The term “Non-Key Employee” shall refer to any Participant who is not a Key Employee.

(b)              Top-Heavy Plan. A Plan is a “Top-Heavy Plan” if, as of the Determination Date, the present value of the cumulative accrued benefits under the Plan for Key Employees exceeds 60% of the present value of the cumulative accrued benefits for all Employees under the Plan, or under the Aggregation Group if the Plan is required to be included in an Aggregation Group and such group is a

Top-Heavy Group; provided, that the Plan shall not be a Top-Heavy Plan if the Plan is part of an Aggregation Group which is not a Top-Heavy Group.

(f)                 Aggregation Group. The term “Aggregation Group” means (i) each plan of the Employer in which a Key Employee is a Participant and (ii) each other plan of the Company which enables any plan described in (i) to meet the discrimination requirements of Section 401(a)(4) of the IRC or the minimum participation standards of Section 410 of the IRC. In addition, at the option of the Company, it may include any other plan of the Company if the Group would continue to meet the requirements of Sections 401(a)(4) and 410 of the IRC with such other plan being taken into account.

(g)              Top-Heavy Group. An Aggregation Group is a “Top-Heavy Group” if, as of the Determination Date, (i) the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in such group, plus (ii) the aggregate of the accounts for Key Employees under all defined contribution plans included in such Group, exceeds (ii) 60% of a similar sum determined for all Employees.

(h)              Employee. The term “Employee” shall include the Beneficiaries of such Employee.

(i)                  Determination Date. The term “Determination Date” shall mean, with respect to any Plan Year, the last day of the preceding Plan Year.

(j)                Compensation. The term “Compensation” for purposes of computing a Participant’s minimum benefit shall mean all of the Participant’s compensation as defined in Treasury Regulations §1.415-2(d), as limited by Code Section 401(a)(17). For purposes of determining whether an employee is a key employee, Compensation means compensation as defined in Code Section 415(c)(3), including amounts contributed by the Employer pursuant to a salary reduction agreement.

(k)               Annual Retirement Benefit. The term “Annual Retirement Benefit” means a benefit payable annually in the form of a single life annuity (with no ancillary benefits beginning at Normal Retirement Date.

Such benefit shall be actuarially adjusted if payment commences before or after Normal Retirement Date.

(1)               Applicable Percentage. The term “Applicable Percentage” means 2 percent multiplied by the number of Years of Top-Heavy Service with the Employer, disregarding any such years in excess of ten.

(m)            Year of Top-Heavy Service. The term “Year of Top-Heavy Service” shall refer to a Year of Service under Section 2.31, except that no Years of Service shall be taken into account which may be disregarded under paragraphs (4), (5) and (6) of IRC Section 411(a), other than under IRC Section 411(a)(4)(B) for failure of the Participant to make mandatory contributions. In addition, a Year of Top-Heavy Service with the Employer shall not be taken into account if

(i)      the plan was not a Top-Heavy Plan for the Plan Year ending during such Year of Service, or

(ii)     such Year of Top-Heavy Service was completed in a Plan Year beginning before January 1, 1984.

(n)              Top-Heavy Benefit. The term “Top-Heavy Benefit” shall mean a Participant’s pension benefit earned under Section 17.05.

(o)              Testing Period. The term “Testing Period” shall mean the period of consecutive Plan Years (not exceeding 5) during which the Participant had the greatest aggregate Compensation from the Employer. Such years shall be properly adjusted for years not included as a Year of Top-Heavy Service. Furthermore, a year shall not be taken into account if

(i)       such year ends in a Plan Year beginning before January 1, 1984, or

(ii)      such year begins after the close of the last year in which the Plan was a Top-Heavy Plan.

17.03     Special Rules

In determining whether the Plan is a Top-Heavy Plan or part of a Top-Heavy Group, the following rules shall apply.

(a)               Except to the extent provided in regulations issued by the Secretary of the Treasury, any rollover contribution (or similar transfer) initiated by an Employee and made after December 31, 1983, to a plan shall not be taken into account with respect to the transferee plan.

(b)              If any individual is a Non-Key Employee with respect to the Plan for any Plan Year, but such individual was a Key Employee with respect to the Plan for any prior Plan Year, any accrued benefit for such Employee (and the account of such Employee) shall not be taken into account for purposes of Sections 17.02(e), (f) and (g).

(c)               To the extent provided in regulations issued by the Secretary of Treasury, the Top-Heavy rules of this Section shall be applied on the basis of any year specified in such regulations in lieu of Plan Years.

(d)              In determining present values and account balances under Section 17.02(e), (f), and (g), all distributions made with respect to any Employee during the 5-year period ending on the Determination Date shall be added back and included therein. For plan years beginning on and after January 1, 2002 the distributions to be added and included are any distributions made during the 1-year period ending on the Determination Date and any distributions made during the 5-year period ending on the Determination Date if made for a reason other than termination of employment, death or disability. The preceding sentence shall also apply to distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group.

(e)               In determining the present value of accrued benefits under Section 17.02(e) or (g), amounts attributable to deductible employee contributions shall not be considered to be part of the accrued benefits.

(f)                 Effective January 1, 1985, if any Employee has not performed services for any Employer maintaining the Plan at any time during the 5-Year period ending on the Determination Date, any accrued benefit for such Employee (and the account of such individual) shall not be taken into account.

17.04      Vesting With Respect To Participant’s Top-Heavy Benefit

In lieu of the vesting schedule set forth in Section 5.02, a Participant, provided he earns at least one Hour of Service after the Plan becomes Top-Heavy, shall vest in his Top-Heavy Benefit according to the following schedule:

Completed Years of Service	Non-Forfeitable %
2	20%
3	40%
4	60%
5	80%
6	100%

17.05     Minimum Benefit For Non-Key Employee

The Normal Retirement Benefit derived from Employer contributions for each Participant in a Top-Heavy Plan, when expressed as an Annual Retirement Benefit, shall not be less than the Applicable Percentage of his average Compensation in the Testing Period. The Participant’s accrued benefit under Section 2.01 shall not be less than the amount of such Top-Heavy Benefit. Any accrued benefits derived from Employer contributions, whether or not attributable to years for which the Plan is a Top-Heavy Plan, may be used to satisfy such minimum benefit.

17.06     Maximum Annual Benefit

The limitations of Section 13.05 shall be applied by substituting 1.0 for 1.25 where it appears in Section 13.05(g) in the denominators of the defined benefit plan fraction and the defined contribution plan fraction.   However, if the plan would not be a Top-Heavy Plan or part of a Top-Heavy Group if 90% were substituted for 60% in Sections 17.02(e) and (g), then “3 percent” shall be substituted for “2 percent” as the minimum benefit for any defined benefit plan in the Top-Heavy Group and the preceding sentence shall not apply. The application of the first sentence of this Section 17.06 shall be suspended with respect to any Participant so long as there are no (i) Employer contributions, forfeitures or voluntary nondeductible contributions allocated to such Participant or (ii) accruals for such Participant under any defined benefit plan. If the first sentence of this Section 17.06 is applicable, Section 13.05(h) shall be applied by substituting $41,500 for $51,875. The provisions of this Section 17.06 shall not apply to plan years beginning on and after January 1, 2000.

17.07     Simplified Employee Pensions

For purposes of Section 17, a Simplified Employee Pension shall be treated as a defined contribution plan. At the Employer’s election, the aggregate Employer contributions to a Simplified Employee Pension may be taken into account in lieu of the aggregate of the accounts of the Employees for the purpose of determining whether the Plan is part of a Top-Heavy Group pursuant to Section 17.02(g).

17.08     Contributions Or Benefits Not Taken Into Account

The Plan must meet the requirements of Sections 17.05 and 17.06 without taking into account (i) contributions or benefits under Chapter 2 of the IRC (relating to tax on self-employment income); (ii) Chapter 21 of the IRC (relating to Federal insurance Contributions Act; (iii) Title 11 of the Social Security Act; or (iv) any other Federal or State law.

17.09     Employment in Bargaining Unit

The provisions of Sections 17.02(j), 17.04 and 17.05 shall not apply with respect to any Employee employed in a bargaining unit described in Section 3.02(d).

17.10     Commencement of Benefits

Notwithstanding Section 7.11(a), distributions to a Key Employee shall commence not later than the end of his taxable year in which he attains age 70-1/2 whether or not he has retired.

17.11     Forfeitures

No portion of a Participant’s Top-Heavy Benefit maybe forfeited under Section 7.11 or because of his withdrawal of any amount attributable to the benefit derived from mandatory contributions made by such Participant.

SECTION 18

Mergers and Transitional Rules

18.01              General

As part of the 1989 Restatement of The Plan, both the Retirement Plan for Employees of the Life Insurance Company of Virginia and Designated Subsidiaries and Designated Affiliates (“LOV Pension Plan”) and the Miller, Mason & Dickenson, Inc. Pension Plan (“MMD Pension Plan”) were merged into this Plan as set forth below. It is the intention of this Section to set forth the transitional rules applicable to former participants in those plans, and also to set forth transitional rules for former participants in the Rollins Burdick Hunter Co. Employees Pension Plan which was merged into this Plan effective January 1, 1986; and for former participants in the Pension Plan for the Employees of Booke and Company (“Booke Plan”) which was merged into this Plan effective August 1,1993.

18.02                 Mergers And Transfers Of Assets And Liabilities

Effective as of January 1, 1989, or as soon as administratively convenient thereafter, the following mergers and transfers of assets and liabilities took place.

(a)                              Participants under the LOV Pension Plan became Participants in this Plan as of January 1, 1989. The Trustee shall deposit and hold as part of the Retirement Fund the transferred assets, as certified to by the Trustee under the LOV Pension Plan as provided for by the Amendment to such plan pursuant to which the assets of such plan are turned over and delivered to the Trustee of this Plan.

(b)                             Participants under the MMD Pension Plan shall became Participants in this Plan as of January 1, 1989. The Trustee shall deposit and hold as part of the Retirement Fund the transferred assets, as certified to by the Trustee under the MMD Pension Plan as provided for by the Amendment to such plan pursuant to which the assets of such plan are turned over and delivered to the Trustee of this Plan.

18.03              The Retirement Plan For Employees Of The Life Insurance Company Of Virginia And Designated Subsidiaries

In figuring the normal retirement benefit under Section 4.01, the 25 years of Service maximum under Section 4.01(b) shall take into account years of credited service for a former Participant in the LOV Pension Plan prior to such date and such years of credited service shall reduce the remaining years available as of January 1, 1989. The post-retirement cost of living adjustment (“COLA”) under the LOV Pension Plan at former Section IX is eliminated but the accrued benefit of a Participant as of December 31, 1988, shall be calculated so as to take into account an actuarial increase to reflect the COLA as of such date but only for Participants who attain age 55 with 10 or more years of credited service. A Participant’s pre-retirement death benefit under the 66-2/3% joint and survivor annuity form as of December 31, 1988, shall be the minimum amount of such benefit. As required under Reg. Section 1.410(a)-7(f) upon transfer from an elapsed time plan to a plan using the general method, as of January 1, 1989, former participants shall get credit for the same number of Years under this Plan as were credited under the LOV Pension Plan; provided, however, that future benefits shall be reduced to take into account any part year credited under the LOV Pension Plan; provided further, however, that the actual Hours of Service for the full Plan Year beginning January 1, 1989, shall be used since the computation period which includes the date of transfer is a full year and not a fractional year. Since the accrual rate of benefits is reduced, the amendment to the early termination rule at Section 11 shall not apply. The career average formula for Ordinary Field Representatives (as defined in the LOV Pension Plan) is preserved through December 31, 1988, and the normal retirement benefit under Section 4.01 shall apply for service on or after January 1, 1989; provided, however, that service of an Ordinary Field Representative prior to January 1, 1989 shall be taken into account in figuring years available under Section 4.01(b) and Final Average Earnings. The formula for such field representatives shall be 1 % of pay up to $17,000 plus 1.5% of pay in excess of $17,000. Accrued benefits as of December 31, 1988 shall be calculated as set forth at Section 5.03(c).

18.04              Miller, Mason & Dickenson, Inc. Pension Plan

With respect to the maximum credit under Section 4.01(b) of 25 Years of Service on or after January 1, 1989, prior years of credited service under the MMD Pension Plan shall be taken into account and reduce the 25 years maximum in the same manner as provided under Section 18.03 for the LOV Pension Plan. The offset to the retirement benefit for account balances in the former Miller, Mason & Dickenson, Inc. Money Purchase Pension Plan is preserved. Any Participant with four years of vesting service as of December 31, 1988 shall be given 40% vesting as of January 1, 1989.

Accrued benefits as of December 31, 1988 shall be calculated as set forth at Section 5.03(d).

18.05              Rollins Burdick Hunter Co. Employees Pension Plan

The formula for compensation at former Section 19.01(g) shall include overtime. The special pre-retirement death benefit for a Participant with 20 Years of Service or after age 55 with 10 Years of service under former Section 19.15, for payment of 50% of the accrued benefit immediately as the death benefit is preserved, but only for the amount accrued as of December 31, 1988. The retirement benefit formula at former Section 19.07 shall continue to apply except that the new offset at Section 4.01(c) shall apply. Service previously not taken into account as of December 31, 1988 pursuant to former Sections 18(b)(ii) and 19.13 shall continue not to be taken into account. The offsets at former Sections 18(b)(vi) and 19.10 shall continue to apply.

18.06              Booke and Company Pension Plan

Effective August 1, 1993, the assets and liabilities of the Pension Plan for the Employees of Booke and Company (“Booke Plan”) shall be transferred to this Plan. The following special provisions apply, effective as of August 1, 1993, to an Employee who was employed by Booke and Company on July 31, 1993 (“Former Booke Employee”):

(a)                               Participation. Notwithstanding the provisions of Section 3 (“Eligibility”) of this Plan, both active and inactive participants in the Booke Plan shall become Participants in this Plan as of August 1, 1993. A Former Booke Employee who was not an active participant in the Booke Plan on July 31, 1993, shall become a Participant in this Plan following satisfaction of the requirements of Section 3.02.

(b)                              Hours of Service. For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), and Section 5.02 (relating to service requirements for vesting) hours of service performed for Booke shall be considered hours of service performed for an Employer.

(c)                               Normal Retirement Benefit. The Normal Retirement Benefit for a Former Booke Employee under Section 4.01 of this Plan shall be the sum of (i) and (ii):

(i)                                   For Years of Participation (as defined in the Booke Plan) before January 1, 1993: the normal retirement benefit as computed under Section 5.1 of the Booke Plan but adjusted to reflect Annual Earnings on and after January 1, 1993, as defined under the Aon Pension Plan.

(ii)                                For Years of Service after December 31, 1992: the Normal Retirement Benefit as computed under Section 4.01 of this Plan. The 25 Years of Service maximum under Section 4.01(b) shall take into account years of credited service under the Booke Plan, and such years of credited service shall reduce the remaining years available effective December 31, 1992.

(d)                              Early Commencement Election. A Participant who terminates employment prior to his Normal Retirement Date shall be entitled to a vested retirement benefit computed under Sections 5.02 and 5.04 provided, however, that Accrued Retirement Income shall be computed in accordance with subsection (c) of this Section 18.06, using the reduction factors and excess factors specified in Section 5.2 of the Booke Plan with respect to Years of Service before January 1, 1993, and that the reductions of Sections 5.04(b) and (c) shall apply only to Accrued Retirement Income for Years of Service after December 31, 1992.

(e)                               Special Rules. In no event shall the Normal Retirement Benefit nor the Accrued Retirement Income of a Former Booke Employee under the terms of this Plan be less than his minimum accrued benefit under the terms of the Booke Plan as of July 31, 1993.

(f)                                 Benefit Options. Benefit options under the Booke Plan which shall continue to apply to benefits accrued under the Booke Plan through July 31, 1993, shall include, under Section 7.8 of the Booke Plan, the ability of the spouse of a deceased Participant to elect a benefit commencement date prior to the date the Participant would have attained age 55.

18.07              Pension Plan for Employees of Alexander & Alexander Services Inc. and Subsidiaries

Effective January 1, 1998, the assets and liabilities of the Pension Plan for Employees of Alexander & Alexander Services Inc. and Subsidiaries (The “A&A Plan”) shall be transferred to this Plan. The following special provisions apply (in addition to those set forth in the Tenth Amendment to this Plan), effective as of January 1, 1998, to an Employee who was employed by Alexander & Alexander Services Inc. or its subsidiaries (“A&A”) on January 15, 1997 (“Former A&A Employee”):

(a)                             Participation. Notwithstanding the provisions of Section 3 of this Plan (“Eligibility”), a Former A&A Employee who was a participant in the A&A Plan on December 31, 1997, became a Participant in this
Plan as of January 1, 1998.

A Former A&A Employee who was not a participant in the A&A Plan on December 31, 1997, shall become a Participant in this Plan upon satisfaction of the requirements of Section 3.02 of this Plan. For purposes of Section 3.02 of this Plan, Service shall be computed in accordance with paragraph (b), below.

(b)                            Credit for service for eligibility.  For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), a Former A&A Employee shall receive credit for periods of Service with A&A prior to January 1, 1998. In addition, with respect to any individual who terminated employment with A&A before January 15, 1997, but is employed by the Company before incurring five consecutive One-Year Breaks-in-Service, service for A&A shall be considered Service for the Company.

(c)                             Vesting. For purposes of satisfying Section 5.02 (relating to service requirements for vesting), each participant in the A&A Plan who is a Former A&A Employee and who completed at least two years of continuous employment under the terms of the A&A Plan as of January 15, 1997, shall have a 100% nonforfeitable interest in such employee’s Accrued Retirement Income. In addition, with respect to any individual who:

(i)                                  is a Former A&A Employee not described in the previous sentence; or

(ii)                               terminated employment with A&A before January 15, 1997, but is employed by the Company before incurring five consecutive One-Year Breaks-in-Service,

service for A&A shall be considered Service for the Company.

(d)                              Total and Permanent Disability. A participant in the A&A Plan who was totally and permanently disabled on or before December 31, 1997, shall be credited with Years of Service under Section 4.01 of this Plan (with earnings assumed to have continued unchanged during such period) for the duration of the period in which the participant is totally and permanently disabled up to the earliest of: (i)   Normal Retirement Date; (ii) such participant’s election to be treated as a terminated employee; (iii) such Participant’s election of an early commencement of benefits under Section 5.04; or (iv) recovery.

(e)                               Part-time Employment. A participant in the A&A Plan whose employment under the terms of the A&A Plan was attributable to less than regular full-time employment, and who is described in Section 3(f) of Article IV of the A&A Plan (regarding less than regular full-time employees employed for 10 or more years) shall be credited with Years of Service under Section 4.01 of this Plan through January 15, 2000, as described in Section 3(f) of Article IV of the A&A Plan.

(f)                                 $5,000 Minimum Distribution. For purposes of computing the lump sum cashout under Section 7.09 of this Plan with respect to any annuity starting date in 1998, the time for determining the interest rate described in Section 14.10 shall be either September, 1997, or December, 1997, whichever results in a larger distribution.

18.08               Sodarcan and Affiliated Companies Pension Plan and Trust

Effective January 1, 1998, the assets and liabilities of the Sodarcan and Affiliated Companies Pension Plan and Trust (the “Sodarcan Plan”) shall be transferred to this Plan. The following special provisions apply, effective as of January 1, 1998, to an

Employee who was employed by BEP International Corp. on June 20, 1997 (“Former BEP Employee”):

(a)                              Participation. Notwithstanding the provisions of Section 3 of this Plan (“Eligibility”), a Former BEP Employee who was a participant in the Sodarcan Plan on December 31, 1997, became a Participant in this Plan as of January 1, 1998.

A Former BEP Employee who was not a participant in the Sodarcan Plan on December 31, 1997, shall become a Participant in this Plan upon satisfaction of the requirements of Section 3.02 of this Plan. For purposes of Section 3.02 of this Plan, Service shall be computed in accordance with paragraph (b), below.

(b)                             Credit for service for eligibility.  For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), a Former BEP Employee shall receive credit for periods of Service with BEP prior to January 1, 1998. Hours of service, for purposes of determining Years of Service for eligibility on and after January 1, 1998, shall be as defined in the Aon Pension Plan.

(c)                              Vesting. For purposes of satisfying Section 5.02 (relating to service requirements for vesting), a Former BEP Employee shall receive credit for periods of Service with BEP prior to January 1, 1998. Hours of service, for purposes of determining Years of Service for vesting and for benefits accruing on and after January 1, 1998, shall be as defined in the Aon Pension Plan.

(d)                             Normal Retirement Benefit. The Normal Retirement Benefit for a Former BEP Employee under Section 4.01 of this Plan shall be the sum of (i) and (ii):

(i)                                     For Years of Service before January 1, 1998, the Accrued Benefit as computed under Section 1.1 of the Sodarcan Plan as of December 31, 1997, multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings at date of termination of employment and the denominator of which is Final Average Earnings at December 31, 1997.

(ii)                                  For Years of Service after December 31, 1997, the Normal Retirement Benefit as computed under Section 4.01 of this Plan, as amended effective January 1, 1998.

(e)                              Minimum Accrued Benefit. In no event shall the Normal Retirement Benefit nor the Accrued Retirement Income of a Former BEP

Employee be less than such individual’s minimum accrued benefit under the terms of the Sodarcan Plan as of January 15, 1998.

(f)                                Early Commencement Election.  A Former BEP Employee who terminates employment prior to such employee’s Normal Retirement Date shall be entitled to a vested retirement benefit computed under Section 5.04; provided, however, that Accrued Retirement Income shall be computed in accordance with subsection (d) of this Section 18.07, using the reduction factors and excess factors specified in Section 5.1(b) of the Sodarcan Plan or those specified in Section 5.04 of the Aon Pension Plan with respect to Years of Service before January 1, 1998, whichever is more favorable to the Former BEP Employee. Reductions of Section 5.04(b) and (c) shall apply to Accrued Retirement Income for Years of Service after December 31, 1997.

(g)                             Benefit Options. Benefit options under the Sodarcan Plan which shall continue to apply to benefits accrued under the Sodarcan Plan through January 15, 1998, are:

(i)                                     life annuity of ten years certain and for life when payment in the form of a Qualified Joint and Survivor Annuity or Pre-Retirement Survivor Annuity is not required and when an optional form of benefit is not elected under the terms of the Sodarcan Plan.

(ii)                                  annuity that will guarantee payments for the earlier of 20 years or age 85.

(h)                             $5000 Minimum Distribution. For purposes of computing the lump sum cashout under Section 7.09 of this Plan with respect to any annuity starting date in 1998, the time for determining the interest rate described in Section 14.10 shall be either September, 1997, or January, 1998, whichever results in the larger distribution.

(i)                                 Total and Permanent Disability. No Participant who becomes totally and permanently disabled after December 31, 1997, or who became totally and permanently disabled before that date, as that term is defined in the Sodarcan Plan, shall continue to accrue retirement benefits.

18.09             Bain Hogg Robinson, Inc. Employees’ Retirement Plan

Effective January 1, 1998, the assets and liabilities of the Bain Hogg Robinson, Inc. Employees’ Retirement Plan (the “BHR Plan”) shall be transferred to this Plan. The following special provisions apply, effective as of January 1, 1998, to participants in the BHR Plan (“BHR Participants”):

(a)                              No benefit accruals on and after January 1, 1998. No benefits will be accrued under the terms of this Plan by BHR Participants on and after January 1, 1998.

(b)                             Benefit Options.  Benefit options under the BHR Plan which shall continue to apply to benefits accrued under the BHR Plan are:

(i)                                distribution options available to beneficiaries with respect to BHR Participants who die after attainment of normal retirement age but prior to commencement of benefits, as described in Section 7.03 and Exhibit B of the BHR Plan;

(ii)                             full cash refund option, as described in Section 3(a) of Exhibit A and Exhibit B of the BHR Plan;

(iii)                          period certain and life option, as described in Section 3(a) of Exhibit A and Exhibit B of the BHR Plan.

(c)                              Early Commencement Election.  A BHR Participant who terminates employment prior to such participant’s normal retirement date (as defined in the BHR Plan) shall be entitled to a vested retirement benefit computed under Section 5.05 and Exhibit B of the BHR Plan.

(d)                             Disability. A Participant who becomes disabled will receive a 100% vested interest in such Participant’s accrued benefit. Such Participant may elect commencement of benefits at any time following termination of employment; provided, however, that such accrued benefit will be determined in accordance with Section 5.03 and Exhibit B of the BHR Plan.

18.10                ASA Pension Plan

Effective December 31, 2000, the assets and liabilities of the ASA Pension Plan (“ASA Plan”) shall be transferred to this Plan. The following special provisions apply, effective as of December 31, 2000, to employees of ASA Acquisition Corp. (or its affiliates (“ASA”) as of December 31, 2000 (“Former ASA Employees”).

(a)                              Participation. Notwithstanding the provisions of Section 3 of this Plan (“Eligibility”), a Former ASA Employee who was a participant in the ASA Plan on December 31, 2000, became a Participant in this Plan as of January 1, 2001.

A Former ASA Employee who was not a participant in the ASA Plan on December 31, 2000, shall become a Participant in this Plan upon satisfaction of the requirements of Section 3.02 of this Plan. For purposes of Section 3.02 of this Plan, Service shall be computed in accordance with paragraph (b), below.

(b)                             Credit for service for eligibility. For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), a Former ASA Employee shall receive credit for periods of Service with ASA prior to January 1, 2001 In addition, with respect to any individual who terminated employment with ASA before January 1, 2001, but is employed by the Company before incurring five consecutive One-Year Breaks-in-Service, service for ASA shall be considered Service for the Company.

(c)                              Vesting. For purposes of satisfying Section 5.02 (relating to service requirements for vesting), each participant in the ASA Plan who is a Former ASA Employee shall receive credit for Periods of Service with ASA prior to January 1, 2001. In addition, with respect to any individual who is a Former ASA Participant not described in the prior sentence but who terminated employment prior to January 1, 2001, but is employed by the Company before he has incurred five consecutive One-Year Breaks-in-Service, service for ASA shall be considered service under Section 5.02.

(d)                              Benefit Options. Benefit options under the ASA Plan which shall continue to apply to benefits accrued under the ASA Plan as of December 31, 2000 are:

(i)                                   joint and 100% survivor annuity, as described in Section 8.01(a)(i) of the ASA Plan;

(ii)                                lump sum distribution, as described in Section 8.01(a)(ii) of the ASA Plan;

(iii)                             a cash payment option, as described in Section 8.01(a)(iii) of the ASA Plan.

(e)                               Interest Crediting Rate. With respect to the Cash Balance Plan Account existing on December 31, 2000, interest shall be credited at an effective annual rate of six percent (6%) from January 1, 2001 to July 30, 2001, and credited at an effective annual rate of 4% thereafter.

18.11               International Risk Management (Americas) Inc. Retirement Plan

Effective January 1, 2002, the assets and liabilities of the International Risk Management (Americas) Inc. Retirement Plan (“IRM-Plan”) shall be transferred to this Plan. The following special provisions apply, effective as of January 1, 2002, to employees of International Risk Management (Americas) Inc. or its affiliates (“IRM”) on December 31, 2001 (“Former IRM Employees”);

(a)                             Participation. Notwithstanding the provisions of Section 3 of this Plan (“Eligibility”), a Former IRM Employee who was a participant in the IRM Plan on December 31, 2001, became a Participant in this Plan as of January 1, 2002.

A Former IRM Employee who was not a participant in the IRM Plan on December 31, 2001, shall become a Participant in this Plan upon satisfaction of the requirements of Section 3.02 of this Plan. For purposes of Section 3.02 of this Plan, Service shall be computed in accordance with paragraph (b), below.

(b)                            Credit for service for eligibility. For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), a Former IRM Employee shall receive credit for periods of Service with IRM prior to January 1, 2002 In addition, with respect to any individual who terminated employment with IRM before December 31, 2001, but is employed by the Company before incurring five consecutive One-Year Breaks-in-Service, service for IRM shall be considered Service for the Company.

(c)                              Vesting. For purposes of satisfying Section 5.02 (relating to service requirements for vesting), each participant in the IRM Plan who is a Former IRM Employee shall receive credit for Periods of Service with IRM prior to January 1, 2002. In addition, with respect to any individual who is a Former IRM Employee not described in the prior sentence but who terminated employment prior to January 1, 2002 but who is employed by the Company before he has incurred five consecutive One-Year Breaks-in Service, service for IRM shall be considered service under Section 5.02.

(d)                             Benefit Options. With respect to the accrued benefit of IRM Participants on December 31, 2001, the distribution options set forth in Section 6.1 and 6.2 of the IRM Plan shall be available to the IRM Participants when payments are due under the Plan.

(e)                              Early Retirement Benefit. If a Participant has ten Years of Service, has attained age 55 and decides to commence benefits before attaining age 65, the actuarial reduction applicable to such commencement of benefits shall be those set forth in Section 4.2 of the IRM Plan with respect to the accrued benefit of such participants on December 31, 2001.

18.12                Schirmer Engineering Corporation Pension Plan

Effective January 1, 2002, or such earlier or later date determined by the Committee, the assets and liabilities of the Schirmer Engineering Corporation Pension Plan (“Schirmer Plan”) shall be transferred to this Plan. The following special provisions apply, effective as of January 1, 2002, to employees of Schirmer Engineering Corp. or its affiliates (“Schirmer”) on December 31, 2001 (“Former Schirmer Employees”);

(a)                               Participation. Notwithstanding the provisions of Section 3 of this Plan (“Eligibility”), a Former Schirmer Employee who was a participant in the Schirmer Plan on December 31, 2001, became a Participant in this Plan as of January 1, 2002.

A Former Schirmer Employee who was not a participant in the Schirmer Plan on December 31, 2001, shall become a Participant in this Plan upon satisfaction of the requirements of Section 3.02 of this Plan. For purposes of Section 3.02 of this Plan, Service shall be computed in accordance with paragraph (b), below.

(b)                              Credit for service for eligibility. For purposes of satisfying Section 3.02 (relating to service requirements for eligibility), a Former Schirmer Employee shall receive credit for periods of Service with Schirmer prior to January 1, 2002 In addition, with respect to any individual who terminated employment with Schirmer before December 31, 2001, but is employed by the Company before incurring five consecutive One-Year Breaks-in-Service, service for Schirmer shall be considered Service for the Company.

(c)                               Vesting. For purposes of satisfying Section 5.02 (relating to service requirements for vesting), each participant in the Schirmer Plan who is a Former Schirmer Employee shall receive credit for Periods of Service with Schirmer prior to January 1, 2002. In addition, with respect to any individual who is a Former Schirmer Employee not described in the prior sentence but who terminated employment prior to January 1, 2002 but who is employed by the Company before he has incurred five consecutive One-Year Breaks-in Service, service for Schirmer shall be considered service under Section 5.02.

(d)                              Benefit Options. With respect to the accrued benefit of Schirmer Participants on December 31, 2001, the distribution options set forth in Section I(2) of the adoption agreement under the Schirmer Plan shall be available to the Schirmer Participants when payments are due under the Plan.

(e)                               Disability and Early Retirement Benefit. If a Participant becomes disabled (as defined in the Schirmer Plan) or has 20 Years of Service, has attained age 55 and decides to terminate benefits before attaining age 65, the actuarial reduction applicable to such commencement of benefits shall be those set forth in the Schirmer Plan with respect to the accrued benefit of such participants on December 31, 2001.

SECTION 19

Voluntary Retirement Program

19.01      Voluntary Retirement Program

The terms of this Section 19 are effective to provide supplemental retirement benefits (subject to Section 13.05) for certain Participants who terminate employment with an Employer under the terms of the Voluntary Retirement Program.

19.02      Definitions

In addition to those of Section 2, the following definitions shall apply for purposes of this Section 19:

(a)          “Additional Temporary Supplement” shall mean an amount equal to $150, to be paid monthly until the first to occur of:

(i)                                     attainment of age 65;

(ii)                                  death of the Participant; or

(iii)                               completion of 24 payments.

(b)                              “Lifetime Pension Supplement” shall mean an amount equal to 0.5 percent of the Participant’s Final Average Earnings multiplied by Years of Service up to but not in excess of 20 Years of Service. The Lifetime Pension Supplement shall be paid at the same time and in the same optional form as benefits paid to the Participant under Section 4 or 5 and shall terminate coincident with the termination of such benefits.

(c)                               “Temporary Pension Supplement” shall mean an amount equal to 0.5 percent of a Participant’s Final Average Earnings multiplied by Years of Service up to but not in excess of 20 Years of Service.

The Temporary Pension Supplement shall be paid monthly until the first to occur of:

(i)                                     attainment of age 65;

(ii)                                  death of the Participant; or

(iii)                               completion of 120 payments.

(d)                              “Voluntary Retirement Participant” shall mean a Participant who:

(i)            is at least 54 years of age on or before December 31, 1992;

(ii)           terminates employment with an Employer between December 18, 1992, and February 15, 1993, inclusive; and

(iii)          meets the requirements of (A) or (B):

(A)                              has Annual Earnings in 1992 of less than $62,345 and whose combined total Years of Employment and age as of January 1, 1993, is at least 66; or

(B)                                has Annual Earnings in 1992 of $62,345 or more and whose combined total Years of Employment and age as of January 1, 1993, is at least 72.

Commissioned agents of Combined Life Insurance Company of America and commissioned representatives of Life Insurance Company of Virginia are not eligible for the Voluntary Retirement Program.

(e)                               “Years of Employment” shall mean total number of years of Employment with an Employer, beginning on the date an Employee first performs an Hour of Service and ending on the date the Voluntary Retirement Participant retires under the terms of this Section 19, excluding intervening periods, if any, commencing with such Employee’s discharge or termination and ending with such Employee’s rehire by an Employer. Years of Employment shall include years of employment by a Voluntary Retirement Participant for an employer the stock or assets of which was acquired by an Employer at the time of such employee’s employment by the acquired entity.

(f)                                 “Years of Service” shall have the same meaning as stated in Section 2.28. However, for the sole purpose of determining amounts under Section 19.02(a), (b) and (c), Years of Service shall include credited service as that term is used in the Frank B. Hall & Co. Inc.

Retirement Account Plan for those formerly employed by Frank B. Hall companies and who were active participants in the Frank B. Hall & Co. Inc. Retirement Account Plan as of December 31, 1992.

19.03     Coverage

A Voluntary Retirement Participant shall be entitled to receive a Temporary Pension Supplement, an Additional Temporary Pension Supplement and a Lifetime Pension Supplement upon satisfaction of (a) and (b) on or before February 15, 1993:

(a)          receipt by an Employer of properly executed election form; and

(b)          receipt by an Employer of properly executed waiver and release.

19.04     Commencement of Benefits

Payment of the Temporary Pension Supplement and the Additional Temporary Pension Supplement shall commence as soon as practicable upon satisfaction of the requirements of Section 19.03 by the Voluntary Retirement Participant. Payment of the Lifetime Pension Supplement shall commence coincident with commencement of benefits paid to the Voluntary Retirement Participant in accordance with any election made by such Participant under Section 4 or 5. The amount of the Lifetime Pension Supplement, if payment is deferred, shall be the actuarial equivalent of the Lifetime Pension Supplement as if payment had commenced upon the later of attainment of age 55 or termination of employment.

SECTION 20

Ad Hoc Retiree Benefit Adjustment

20.01     Retirement Benefit Adjustment

Participants or beneficiaries for whom benefit payments commenced before January 1, 1994, shall receive an adjustment for payments, effective as of January 1, 1994. Such adjustment shall be an addition to the monthly payment equal to: 3 percent times the Normal Retirement Benefit times the number of full years of retirement; provided, however, that:

(a)                          “1 1/2 percent” shall be substituted for “3 percent” with respect to the Normal Retirement Benefit of: (i) former Participants or beneficiaries in the LOV Pension Plan who are eligible for the actuarial increase set forth in Section 18.03 of this Plan; and (ii) former Participants and beneficiaries under the LOV Pension Plan currently eligible for ongoing COLA adjustments;

(b)                                 the Normal Retirement Benefit shall be computed in accordance with the adjustments set forth in Section 5.04 for Participants and beneficiaries for whom the rules regarding early commencement of benefits are applicable; and

(c)                                  the maximum increase in any monthly payment shall not exceed $60.00 per month.

For purposes of this Section 20.01, a “full year of retirement” shall be the 12- month period beginning on the date of a Participant’s benefit commencement as defined in Section 4.01 or 5.04, and each complete 12-month period thereafter.

SECTION 21

1996 Voluntary Retirement Program

21.01     Voluntary Retirement Program

The terms of this Section 21 are effective to provide retirement benefits to supplement those otherwise provided under this Plan to certain Participants described herein who terminate employment with an Employer.   Participants employed by The Life Insurance Company of Virginia; Union Fidelity Life Insurance Company; Forth Financial Resources, Ltd.; and Newco Properties, Inc., shall not be eligible to receive benefits under this Section 21.

21.02     Definitions

In addition to those of Section 2, the following definitions shall apply for purposes of this Section 21:

(a)                             “Additional Temporary Supplement” shall mean an amount equal to $150, to be paid monthly until the first to occur of:

(i)         attainment of age 65;

(ii)        death of the Participant; or

(iii)       completion of 24 payments.

(b)                            “Lifetime Pension Supplement” shall mean an amount equal to 0.5 percent of one twelfth of the Participant’s Final Average Earnings multiplied by Years of Employment up to but not in excess of 20 Years of Employment. The Lifetime Pension Supplement shall be paid monthly at the same time and in the same optional form as benefits paid to the Participant under Section 4 or 5 and shall terminate coincident with the termination of such benefits.

(c)                             “Temporary Pension Supplement” shall mean an amount equal to 0.5 percent of one twelfth of the Participant’s Final Average Earnings multiplied by Years of Employment up to but not in excess of 20 Years of Employment.  The Temporary Pension Supplement shall be paid monthly until the first to occur of:

(i)         attainment of age 65;

(ii)        death of the Participant; or

(iii)       completion of 120 payments.

(d)                            “Voluntary Retirement Participant” shall mean a Participant, other than a Participant employed by The Life Insurance Company of Virginia; Union Fidelity Life Insurance Company; Forth Financial Resources, Ltd.; and Newco Properties, Inc., who:

(i)      is actively employed on May 1, 1996;

(ii)     has attained 55 years of age on or before June 30, 1996; and

(iii)    meets the requirements of (A) or (B):

(A)                                     has Annual Earnings in 1995 of less than $66,000 and whose combined total Years of Employment and age as of June 30, 1996, is at least 60; or

(B)                                       has Annual Earnings in 1995 of $66,000 or more and whose combined total Years of Employment and age as of June 30, 1996, is at least 72.

Employees defined in Section 2.13 of this Plan (“Field Sales Agent”) are not eligible for benefits under this Section 21.

(e)                             “Years of Employment” shall mean total number of years of Employment with an Employer, beginning on the date an Employee first performs an Hour of Service and ending on the date the Voluntary Retirement Participant retires under the terms of this Section 21. Periods of service as a Field Sales Agent shall not be included in the determination of Years of Employment. Years of Employment shall include years of employment by a Voluntary Retirement Participant for an employer the stock or assets of which were acquired by an Employer at the time such employee was employed by the acquired entity. In determining Years of Employment (including with respect to preacquisition service), partial years of employment and periods commencing with an Employee’s discharge or termination and ending with such Employee’s rehire shall be excluded. In no event shall Years of Employment be less than Years of Service as defined in Section 2.31.

The determination of a Participant’s Years of Employment shall be used solely for purposes of eligibility under Section 21.02(d)(iii)(A) and (B) and computation of the Lifetime Pension Supplement and the Temporary Pension Supplement under this Section 21, and not for any other purpose under this Plan.

21.03     Voluntary Retirement Program Benefits

A Voluntary Retirement Participant shall be entitled to receive the Temporary Pension Supplement, the Additional Temporary Pension Supplement and the Lifetime Pension Supplement upon satisfaction of (a) and (b):

(a)                               receipt by an Employer of a Voluntary Retirement Participant’s election pursuant to the requirements of Sections 7.06 and 7.14; and

(b)                              termination of employment with an Employer on or after May 1, 1996, but no later than June 30, 1996.

A Voluntary Retirement Participant who is entitled to receive a Temporary Pension Supplement, an Additional Temporary Pension Supplement or a Lifetime Pension Supplement upon satisfaction of (a) and (b) shall be 100% vested in the Temporary Pension Supplement, the Additional Temporary Pension Supplement and the Lifetime Pension Supplement upon termination of Employment. With regard to all other benefits due the Voluntary Retirement Participant under the terms of this Plan, the Voluntary Retirement Participant’s nonforfeitable percentage of such benefit shall be as determined under Section 5 of this Plan.

21.04     Commencement of Benefits

Payment of the Temporary Pension Supplement and the Additional Temporary Pension Supplement shall commence as soon as practicable upon satisfaction of the requirements of Section 21.03 by the Voluntary Retirement Participant. Payment of the Lifetime Pension Supplement shall commence coincident with commencement of benefits paid to the Voluntary Retirement Participant in accordance with any election made by such Participant under Section 4 or 5. The amount of the Lifetime Pension Supplement, if payment is deferred, shall be the actuarial equivalent of the Lifetime Pension Supplement as if payment had commenced upon the later of attainment of age 55 or termination of employment.

21.05     Credit for Years of Service for 1996

A Voluntary Retirement Participant who satisfies the requirements of Section 21.03, and who has continuously worked for an Employer from January 1, 1996, through Employment termination, shall be deemed to have earned a Year of Service under Section 2.31 regardless of the Hours of Service that would otherwise be credited to such Participant. Nothing in this Section 21.05 shall permit a Voluntary Retirement Participant to accrue more than one Year of Service for 1996.

SECTION 22

1999 Voluntary Retirement Program

22.01     Voluntary Retirement Program

The terms of this Section 22 are effective to provide retirement benefits to supplement those otherwise provided under this Plan to certain Participants described herein who terminate employment with an Employer. Employees defined in Section 2.13 of this Plan (“Field Sales Agent”) are not eligible for benefits under this Section 22.

22.02     Definitions

In addition to those of Section 2, the following definitions shall apply for purposes of this Section 22:

(a)          “Additional Temporary Supplement” shall mean an amount equal to $150, to be paid monthly until the first to occur of:

(i)        attainment of age 65;

(ii)       death of the Participant; or

(iii)      completion of 24 payments.

(b)          “Lifetime Pension Supplement” shall mean an amount equal to 0.5 percent of one twelfth of the Participant’s Final Average Earnings multiplied by Years of Employment up to but not in excess of 20 Years of Employment. The Lifetime Pension Supplement shall be paid monthly at the same time and in the same optional form as benefits paid to the Participant under Section 4 or 5 and shall terminate coincident with the termination of such benefits.

(c)          “Temporary Pension Supplement” shall mean an amount equal to 0.5 percent of one twelfth of the Participant’s Final Average Earnings multiplied by Years of Employment (not including partial years) up to but not in excess of 20 Years of Employment. The Temporary Pension Supplement shall be paid monthly until the first to occur of:

(i)         attainment of age 65; or

(ii)          death of the Participant.

(d)          “Voluntary Retirement Participant” shall mean a Participant who meets the requirements of (i) through (iv):

(i)           was actively employed on February 15, 1999, was included on the U.S. staff payroll as of February 5, 1999, and had a scheduled rate of service in 1999 of at least 1000 hours a year;

(ii)          attained 55 years of age on or before March 31, 1999;

(iii)         meets the requirements of (A) or (B):

(A)         has Annual Earnings in 1998 of less than $80,000 and whose combined total Years of Employment and age as of March 31, 1999, is at least 60; or

(B)          has Annual Earnings in 1998 of $80,000 or more and whose combined total Years of Employment and age as of March 31, 1999, is at least 72; and

(iv)          was approved for participation in the Aon 1999 Voluntary Retirement Program by the Board or its delegee.

Notwithstanding the foregoing, a person who participated in the Aon 1993 Voluntary Retirement Program, the Aon 1996 Voluntary Retirement Program, or any similar program offered by Alexander & Alexander Services, Inc., shall not be a Voluntary Retirement Participant.

(e)           “Years of Employment” shall mean total number of years of Employment with an Employer, beginning on the date an Employee first performs an Hour of Service and ending on the date the Voluntary Retirement Participant retires under the terms of this Section 22. Periods of service as a Field Sales Agent shall not be included in the determination of Years of Employment. Years of Employment shall include years of employment by a Voluntary Retirement Participant for an employer the stock or assets of which were acquired by an Employer at the time such employee was employed by the acquired entity. In determining Years of Employment (including with respect to preacquisition service), periods commencing with an Employee’s discharge or termination and ending with such Employee’s rehire shall be excluded.

The determination of a Participant’s Years of Employment shall be used solely for purposes of eligibility under Section 22.02(d)(iii)(A) and (B) and computation of the Lifetime Pension Supplement and the Temporary Pension Supplement under this Section 22, and not for any other purpose under this Plan.

22.03     Voluntary Retirement Program Benefits

A Voluntary Retirement Participant shall be entitled to receive the Temporary Pension Supplement, the Additional Temporary Pension Supplement and the Lifetime Pension Supplement upon satisfaction of (a), (b), and (c):

(a)          receipt by an Employer of a Voluntary Retirement Participant’s election pursuant to the requirements of Sections 7.06 and 7.14;

(b)                              termination of employment with an Employer on or after February 15, 1999, but no later than March 31, 1999; and

(c)                               timely receipt by an Employer of a Voluntary Retirement Participant’s election and waiver and release of claims under the Aon 1999 Voluntary Retirement Program.

A Voluntary Retirement Participant who is entitled to receive a Temporary Pension Supplement, an Additional Temporary Pension Supplement or a Lifetime Pension Supplement upon satisfaction of (a), (b), and (c) shall be 100% vested in the Temporary Pension Supplement, the Additional Temporary Pension Supplement, the Lifetime Pension Supplement, and in benefits otherwise provided under this Plan upon termination of Employment. The nonforfeitable percentage of benefits of an individual who meets the requirements of subsection (d) of Section 22.02, but who fails to meet the requirements of subsections (a), (b), and (c) of this Section 22.03, shall be as determined under Section 5 of this Plan.

22.04     Commencement of Benefits

Payment of the Temporary Pension Supplement and the Additional Temporary Pension Supplement shall commence as soon as practicable upon satisfaction of the requirements of Section 22.03 by the Voluntary Retirement Participant. Payment of

the Lifetime Pension Supplement shall commence coincident with commencement of benefits paid to the Voluntary Retirement Participant in accordance with any election made by such Participant under Section 4 or 5.  The amount of the Lifetime Pension Supplement, if payment is deferred, shall be the actuarial equivalent of the Lifetime Pension Supplement as if payment had commenced upon the later of attainment of age 55 or termination of employment.

SCHEDULE A - AON PENSION PLAN
SPECIAL PROVISIONS RELATING TO SERVICE

I tended that this schedule will be updated periodically by the Committee without need for plan amendment.

Company Name	Acquisition Codes	Stating Date for Computing Service For ELIGIBILITY	Stating Date for Computing Service For Vesting	Stating Date for Computing Service For Benefit Accrual
AA Burrows		Anniversary	Anniversary	1-Dec-78
Adams & Porter	AI	Anniversary	Anniversary	30-Oct-87
ADC	D	Anniversary	Anniversary	18-Mar-91
AH Horan & Company	BF	Anniversary	Anniversary	15-Mar-95
Albert G Ruben & Company	AM	Anniversary	Anniversary	1-Sep-93
Alexander & Alexander	BZ	Anniversary	Anniversary	Anniversary
Alexander & Associates	BC	Anniversary	Anniversary	1-Jan-95
Allen Hart Frantz Zehnder		Anniversary	Anniversary	1-Jan-87
AMNA	AB	Anniversary	Anniversary	l-Jan-92
ANC Advisory	DH	Anniversary	Anniversary	l-Jul-00
Anderson & Anderson	CB	Anniversary	Anniversary	17-Oct-97
Aon Risk Reinsurance	A	Anniversary	Anniversary	28-Sep-88
ARM Tech	DI	Anniversary	Anniversary	l-Jul-00
ASA	DM	Anniversary	Anniversary	l-Oct-00
[ILLEGIBLE] Insurance Specialists	CL	Anniversary	Anniversary	18-Sep-98
Avon Consulting	DT	Anniversary	Anniversary	8-Feb-01
Bailey Martin & Fay	F	Anniversary	Anniversary	l-Jul-89
Bain Hogg	BW	Anniversary	Anniversary	l-Jan-98
Beck Kuklich & Swartman Inc BK	CF	Anniversary	Anniversary	10-Mar-98
Beebe Blakely & Forbes		Anniversary	Anniversary	11-Oct-79
BEP International	CC	Anniversary	Anniversary	Anniversary
Berkely ARMS	BI	Anniversary	Anniversary	l-Sep-95
Berrigan & Berrigan		Anniversary	Anniversary	l-Oct-82
Booke & Company	AH	Anniversary	Anniversary	Anniversary
Booth Potter Seal	P	Anniversary	Anniversary	14-Apr-72
Bougn Eader Reynolds & Wheller (?)		Anniversary	Anniversary	l-Jan-81
Brockington & Associates{S Mark}	BU	Anniversary	Anniversary	30-Aug-96
Bryson Associations Inc	AJ	Anniversary	Anniversary	17-May-93
Buckalew-Pryor & Company		Anniversary	Anniversary	25-Apr-80
Butler & Company		Anniversary	Anniversary	8-May-79
California Group Services		Anniversary	Anniversary	3I-Aug-82
Cal-Pacific Administration		Anniversary	Anniversary
Cal-Pacific Security		Anniversary	Anniversary	11-Jul-80
Cambridge Medical Associates	BP	Anniversary	Anniversary	12-Apr-96
Cananwill		Anniversary	Anniversary	1-Jan-91
[ILLEGIBLE] Systems Corporation	CU	Anniversary	Anniversary	5-Feb-99
Carl D Jacobs	CI	Anniversary	Anniversary	l-Apr-98
Carroll J Keane		Anniversary	Anniversary	11-Nov-85
CD Benefits	CH	Anniversary	Anniversary	l-Apr-98
Charles Ryan & Rivers		Anniversary	Anniversary	l-Nov-76

1

SCHEDULE A - AON PENSION PLAN
SPECIAL PROVISIONS RELATING TO SERVICE

Company Name	Acquisition Codes	Stating Date for Computing Service For ELIGIBILITY	Stating Date for Computing Service For Vesting	Stating Date for Computing Service For Benefit Accrual
Charles Southern Group		Anniversary	Anniversary	1-Jun-94
CLI	BL	Anniversary	Anniversary	16-Sep-95
Cole Booth Potter	P	Anniversary	Anniversary	14-Apr-72
Cole Clark & Cunningham		Anniversary	Anniversary	30-Dec-71
Columbia Association		Anniversary	Anniversary	11-Sep-79
Compensation & Capital	E	Anniversary	Anniversary	17-Jun-91
Compensation Management Inc	S	Anniversary	Anniversary	11-Nov-89
Congressional (D Craft)		Anniversary	Anniversary	2-Feb-90
Copeland Marsha & David		Anniversary	Anniversary	28-Feb-78
Credit life Insurance		Anniversary	Anniversary	29-Sep-90
Curtis Day	Y	Anniversary	Anniversary	1-Nov-91
Daniel Head Insurance Agency	CY	Anniversary	Anniversary	26-Mar-99
Diversified Claims	Q	Anniversary	Anniversary	17-Jun-91
Don Flower Associates		Anniversary	Anniversary	1-Feb-74
Don Huff		Anniversary	Anniversary	25-Nov-76
Dowler Agency		Anniversary	Anniversary	20-Dec-76
Energy Insurance International Inc	BB	Anniversary	Anniversary	1-Jan-95
[ILLEGIBLE]	BX	Anniversary	Anniversary	15-Nov-96
Ferguson Group	AG	Anniversary	Anniversary	31-Jan-93
First Security		Anniversary	Anniversary	22-Nov-85
Frank B Hall*	AF	Anniversary	Anniversary	31-Dec-92
Freemont	DR	Anniversary	Anniversary	30-Oct-00
Freemont	DN	Anniversary	Anniversary	27-Nov-00
Freemont	DS	Anniversary	Anniversary	25-Dec-00
Freemont	DX	Anniversary	Anniversary	16-Feb-01
Freemont	EF	Anniversary	Anniversary	11-Jun-01
Friis & Company	BJ	Anniversary	Anniversary	8-Aug-95
Galaher Settlements	CW	Anniversary	Anniversary	27-Jan-99
Gene Sause & Company	AY	Anniversary	Anniversary	l-Jan-94
George V Kane & Company		Anniversary	Anniversary	2-Apr-78
Giesy Greer & Gunn	CT	Anniversary	Anniversary	4-May-99
Goetz-Haessler-James		Anniversary	Anniversary	21-Mar-79
Great Northern	DV	Anniversary	Anniversary	l-Mar-01
Hammond & Regine	AS	Anniversary	Anniversary	l-Apr-94
Harty & Associates Incorporated	DB	Anniversary	Anniversary	23-Aug-99
Higdon & Higdon Incorporated	DE	Anniversary	Anniversary	l-Nov-99
Horizon	DJ	Anniversary	Anniversary	21-Aug-00
Horton Agency		Anniversary	Anniversary	29-Oct-79
[ILLEGIBLE]	CZ	Anniversary	Anniversary	18-Mar-99
HR Strategies	BA	Anniversary	Anniversary	1-Jan-95
HR Strategies / Independent Contract	BH	Anniversary	Anniversary	l-Jan-95
Hudas Pellerito	DC	Anniversary	Anniversary	l-Sep-99

2

SCHEDULE A - AON PENSION PLAN
SPECIAL PROVISIONS RELATING TO SERVICE

Company Name	Acquisition Codes	Stating Date for Computing Service For ELIGIBILITY	Stating Date for Computing Service For Vesting	Stating Date for Computing Service For Benefit Accrual
Hudig-Langeveldt		Anniversary	Anniversary	24-Oct-91
Hunter Insurance Agency		Anniversary	Anniversary	19-Aug-82
Huntington T Block	H	Anniversary	Anniversary	10-Apr-91
Hutchinson & Associates	BG	Anniversary	Anniversary	1-Jul-95
INAC	DO	Anniversary	Anniversary	16-Oct-00
Independent Dealers Services Inc	AU	Anniversary	Anniversary	1-Jun-94
Insurance Brokers Services	AL	Anniversary	Anniversary	11-May-93
Insurance Marketing		Anniversary	Anniversary
Insurance Thrift Agency	BV	Anniversary	Anniversary	25-Jul-96
Insurmark	BN	Anniversary	Anniversary	19-Dec-95
Integremark	DK	Anniversary	Anniversary	14-Sep-00
IRMG	DQ	Anniversary	Anniversary	l-Feb-00
IRISC	I	Anniversary	Anniversary	l-Apr-91
ISA	CA	Anniversary	Anniversary	l-Apr-97
James T Phelps Company		Anniversary	Anniversary	14-Dec-77
Jardine Claims Management		Anniversary	Anniversary	17-Apr-87
JH Blades	AZ	Anniversary	Anniversary	l-Jan-95
[ILLEGIBLE] Rooney Welch	DF	Anniversary	Anniversary	11-Jan-99
JOS U Moore Incorporated	BS	Anniversary	Anniversary	10-May-96
JS Kemper		Anniversary	Anniversary	l-Jan-83
K&K Insurance Group	AK	Anniversary	Anniversary	10-Jun-93
Kahn & Nippert		Anniversary	Anniversary	5-Aug-82
Karl Singer	Z	Anniversary	Anniversary	10-Mar-83
Keeling & Company	AV	Anniversary	Anniversary	l-Jan-95
Key Royal	K	Anniversary	Anniversary	l-Feb-92
KPMG	CQ	Anniversary	Anniversary	11-Dec-98
Labow Haynes of Alaska		Anniversary	Anniversary	25-Apr-73
Laverack & Haines		Anniversary	Anniversary	17-Apr-87
Leak Mann Patrick Assocation		Anniversary	Anniversary	29-Dec-88
Le Blanc de Nicolay	CK	Anniversary	Anniversary	15-May-98
Lemma Gill Cusick & Hensley		Anniversary	Anniversary	l-Oct-85
Life of Virginia	L	Anniversary	Anniversary	Anniversary
Lucas & Company		Anniversary	Anniversary	l-Dec-86
Lynn & Schaller Inc	AT	Anniversary	Anniversary	l-Apr-94
Marcom Tech	G	Anniversary	Anniversary	16-Sep-91
Markel Services	AD	Anniversary	Anniversary	17-Jan-92
Martin Boyer	J	Anniversary	Anniversary	l-Feb-90
Maryland Casualty Company		Anniversary	Anniversary	l-Apr-91
[ILLEGIBLE] & Associates	CN	Anniversary	Anniversary	27-Jan-99
McLagan	EG	Anniversary	Anniversary	9-May-01
MC Vucinich & Company		Anniversary	Anniversary	26-Jun-79
Media Professional	AA	Anniversary	Anniversary	l-Apr-92

3

SCHEDULE A  AON PENSION PLAN
SPECIAL-PROVISIONS RELATING TO SERVICE

Company Name	Acquisition Codes	Stating Date for Computing Service For ELIGIBILITY	Stating Date for Computing Service For Vesting	Stating Date for Computing Service For Benefit Accrual
Mills Group	BR	Anniversary	Anniversary	1-May-96
Minet Group	BY	Anniversary	Anniversary	16-May-97
Minet Swett & Crawford		Anniversary	Anniversary	16-May-97
More Benefits	EC	Anniversary	Anniversary	2-Jul-01
Morency Weible & Sapa	BD	Anniversary	Anniversary	l-Jan-95
Miller Mason & Dickenson	M	Anniversary	Anniversary	Anniversary
National Benefit Corporation	AN	Anniversary	Anniversary	20-May-93
National Transportation Adjusters	CF	Anniversary	Anniversary	10-Mar-98
Northcutt Cathey Houseman		Anniversary	Anniversary	Anniversary
NFS	N	Anniversary	Anniversary	l-Jul-89
Ogle & Waters	X	Anniversary	Anniversary	25-Nov-91
Olympic Health Management Systems	CM	Anniversary	Anniversary	15-Sep-98
OUM Associates	AR	Anniversary	Anniversary	l-Jan-95
Pecos River Learning Centers	AX	Anniversary	Anniversary	l-Oct-94
Peirano Brothers		Anniversary	Anniversary	12-Jul-74
Pension Associates		Anniversary	Anniversary	31-Dec-82
PHH Insurance Associates	CR	Anniversary	Anniversary	27-Dec-98
[ILLEGIBLE] Agency		Anniversary	Anniversary	l-Jan-87
Powell & Company		Anniversary	Anniversary	9-Oct-77
Presidium	CV	Anniversary	Anniversary	6-Apr-99
Rath & Strong	CD	Anniversary	Anniversary	l-Jan-98
Reid & Carr		Anniversary	Anniversary	l-Mar-91
Reliance	DP	Anniversary	Anniversary	15-Dec-00
Reliance	DL	Anniversary	Anniversary	22-Jan-01
Reliance	DY	Anniversary	Anniversary	2-Apr-01
Reliance	DZ	Anniversary	Anniversary	30-Apr-01
Reliance/Cannanwill	W	Anniversary	Anniversary	1-Mar-91
Resource Dealer Group	CX	Anniversary	Anniversary	26-Feb-99
Roberry & Associates - UM		Anniversary	Anniversary	28-Jun-79
Rollins Burdick Hunter	B	Anniversary	Anniversary	l-Jan-67
Ryan & Company - WF		Anniversary	Anniversary	2-Sep-74
Ryan Insurance	R	Anniversary	Anniversary	l-Jul-79
Schirmer Engineering	EB	Anniversary	Anniversary	l-May-01
Schroeder White & Johnson		Anniversary	Anniversary	10-Oct-77
Security California		Anniversary	Anniversary	l-Jan-87
Selective Staffing Incorporated	CG	Anniversary	Anniversary	31-Mar-98
S Mark Brockington & Associates	BU	Anniversary	Anniversary	30-Aug-96
Soriero & Company	BT	Anniversary	Anniversary	25-Jul-96
[ILLEGIBLE] Marine Group	DA	Anniversary	Anniversary	l-Jul-99
Springhouse Financial Corporation		Anniversary	Anniversary	l-Jan-92
Sten Recole		Anniversary	Anniversary	31-Dec-86
Strong & Company		Anniversary	Anniversary	l-Jul-85

4

SCHEDULE A - AON PENSION PLAN
SPECIAL PROVISIONS RELATING TO SERVICE

Company Name	Acquisition Codes	Stating Date for Computing Service For ELIGIBILITY	Stating Date for Computing Service For Vesting	Stating Date for Computing Service For Benefit Accrual
SUI	DVV	Anniversary	Anniversary	25-May-01
Sutherland Paige & Company	BE	Anniversary	Anniversary	11-Feb-95
Synerconsultants		Anniversary	Anniversary	10-Nov-77
Taylor	T	Anniversary	Anniversary	l-Jan-90
Tittle & Jones		Anniversary	Anniversary	l-Jan-90
Todorovich		Anniversary	Anniversary	15-Mar-76
Transporation Risk Management Services	BK	Anniversary	Anniversary	l-Oct-95
Treacy & Rhodes Consultants		Anniversary	Anniversary
UFAC	ED	Anniversary	Anniversary	3-Jul-01
Underwriters Marine Services	AP	Anniversary	Anniversary	l-Mar-94
Union Fidelity Life Insurance Company	U	Anniversary	Anniversary	l-Jul-79
Western Treaty Underwriters		Anniversary	Anniversary	18-Nov-80
Weil & Sons		Anniversary	Anniversary
Wentcher & Associates {Ernest C}		Anniversary	Anniversary	9-Dec-82
Wexford	AE	Anniversary	Anniversary	l-Jul-92
WTR of Baltimore	DD	Anniversary	Anniversary	29-Oct-99
WTR of Bethesda	CJ	Anniversary	Anniversary	8-May-98
[ILLEGIBLE] of Virginia	CP	Anniversary	Anniversary	12-Jan-99
Youngberg Carlson		Anniversary	Anniversary

No Benefit Accrual Date Listed

*Refers to employees of Frank B Hall & Company, Inc or any of its subsidiaries on November 1, 1992, and employed by the Company on or after November 2,1992.

Anniversary Date is the date the Employee first performed an hour of service for the acquired company.

5

IN WITNESS WHEREOF, Aon Corporation has adopted the 2002 Restatement of the Aon Pension Plan.

AON CORPORATION

By:

/s/ John Reschke
John Reschke
Vice President

November 16, 2001

6

First Amendment to

the 2002 Restatement of

Aon Pension Plan

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the Board’s authority to do so under Section 9.02 of the Plan.

Now, therefore, the Plan, as set out in the Restatement, is amended by substituting the following for the last paragraph of Section 2.02 to the Plan, effective January 1, 2002:

“In no Plan Year shall a Participant’s Annual Earnings exceed the amount permitted pursuant to Section 401(a)(17) of the IRC (as indexed). For purposes of determining the limit on Annual Earnings for Plan Years prior to January 1, 2002, the provisions of Section 401(a)(17) of the IRC, as in effect on December 31, 2001, shall apply, except as provided in this paragraph with respect to a Participant who was employed by an Employer on December 31, 2001 and who has at least one Hour of Service on or after January 1, 2002. With respect to such Participant who has at least one Hour of Service on or after January 1, 2002, for purposes of determining Final Average Earnings under Section 4.01(a) and Section 4.01(b), and for determining Final Average Earnings in the numerator of Section 4.01(c)(i)(B) and Section 4.01(d)(i)(B), the maximum amount permitted pursuant to IRC Section 401(a)(17) shall be considered to be $200,000 for calendar years beginning prior to January 1, 2002.”

IN WITNESS WHEREOF, Aon Corporation has adopted this First Amendment to the Aon

Pension Plan, effective as set forth above, on April 19, 2002.

AON CORPORATION

	By:	John Reschke
	Its:	VICE PRESIDENT

June 6, 2002

Second Amendment to

The 2002 Restatement of

Aon Pension Plan

Whereas, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

Whereas, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the Board’s authority to do so under Section 9.02 of the Plan, effective January 1, 2002.

Now, therefore, the Plan, as set out in the Restatement is amended as follows, effective January 1, 2002, or as otherwise specified:

Section 3.07.   Section 3.07 shall be deleted, and the following substituted in its place:

3.07                        Limitation on Benefits for Employment as Field Sales Agent or with Certain Aon Entities

In the event an Employee was employed or becomes employed:

(a)        as a Field Sales Agent;

(b)       by Aon Solutions, Inc.;

(c)        by Proudfoot Reports Incorporated;

(d)       by Aon Human Capital Services, LLC;

(e)        by Aon Consulting, Inc., on or after February 1, 2002, and such Employee of Aon Consulting, Inc., works in the Aon Consulting, Inc., Human Resources Outsourcing Group,

then the following rules shall apply:

(i)                                   Such Employee shall not accrue any retirement benefit hereunder while employed as described by subsections (a) through (e) of this Section 3.07, provided, however, that any Employee described in subsection (e) of this Section 3.07 who had been a Participant in the Aon Pension Plan in the 30-day period prior to February 1, 2002,, shall continue to accrue retirement benefits under the terms of this Plan.

(ii)                                 Compensation paid to such Employee for services while employed as described by subsections (a) through (e) of this Section 3.07 shall be disregarded in determining Final Average Earnings.

(iii)                              Years of Service while employed as described by subsections (a) through (e) of this Section 3.07 shall be counted for the purpose of determining such Employee’s vested or non-forfeitable interest in such Employee’s Accrued Retirement Income in the event employment terminates prior to the Employee’s Normal Retirement Date.

(iv)                             Service while employed as described by subsections (a) through (e) of this Section 3.07 shall in no event be considered for the purpose of determining an Employee’s Normal Retirement Benefit under Section 4.01 or Accrued Retirement Income, it being the express intent that such service shall be counted for the purpose of determining eligibility to participate hereunder and non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

Section 4.01. The first paragraph of Section 4.01 shall be deleted and the following substituted in its place:

Each participant who is employed in the service of the Employer on his Normal Retirement Date and who retires on or after his Normal Retirement Date shall be entitled to receive a monthly Normal Retirement Benefit beginning the first day of the month following his actual retirement and continuing for his life, equal to one-twelfth of the sum of (a) through (e):

Section 4.01(e)   A new Section 4.01(e) shall be added to read as follows:

(e)                               the accrued retirement income of a Participant as of December 31, 2001, under the terms of the International Risk Management (Americas) Inc. Retirement Plan (“The IRMG Plan”).

(i)                                   in the case of Participant who is employed by an Employer on December 31, 2001, and is accruing a benefit under the IRMG Plan on that date, the amount described in (e) shall be multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings (as defined under the Aon Pension Plan) at date of termination of employment and the denominator of which is the Final Average Earnings (as defined under the Aon Pension Plan) at December 31, 2001.

2

Section 7.09 The following shall be added as the final paragraph of Section 7.09:

In determining the actuarial equivalent value of benefits for purposes of applying this Section 7.09, the benefit accrued under any plan merged into the Aon Pension Plan and the benefit accrued under the Aon Pension Plan will be combined without regard to whether the merged plan benefit has previously been distributed. If the actuarial equivalent value of the combined benefits exceeds $5,000, the benefit payable from the Aon Pension Plan will not be eligible for distribution as a single sum payment under Section 7.09.

Section 14.01 The title of Section 14.01 shall be changed to read as follows:

Spendthrift Trust and QDRO Provision

Section 14.01 The following shall be added as the final sentence of Section 14.01:

For purposes of this Section 14.01, a qualified domestic relations order shall mean a domestic relations order which relates to alimony, child support or marital property rights and which has been determined by the Company to meet the requirements of IRC Section 414(p) as amended from time to time. The Company shall establish policies and procedures relating to the administration of QDROs.

Section 14.10 The following shall be added as the final sentence of Section 14.10(iv):

Effective for distributions beginning on and after January 1, 2003, and notwithstanding any other plan provisions to the contrary, the applicable mortality table used for purposes of adjusting any benefit or limitation under Section 415(b)(2)(B), (C) or (D) of the Internal Revenue Code as set forth in Section 13.05 of this Plan and the applicable mortality table used for purposes of satisfying the requirement of Section 417(e) of the Internal Revenue Code as set forth in Section 14.10 of this Plan is the table prescribed in Rev. Rul. 2001-62.

Section 18.10. Subsection (d) of Section 18.10 shall be deleted and the following substituted in its place:

(d)                           Benefit Options. Benefit options under the ASA Plan which shall continue to apply to benefits accrued under the ASA Plan as of December 31, 2000 are:

3

(i)          an annuity (including an annuity for the life of the Participant or the Participant’s spouse, in the case of a benefit payable upon the death of the Participant), a Qualified Joint and Survivor Annuity, or a 100% joint and survivor annuity, as described in Section 8.01(a)(i) of the ASA Plan;

(ii)         lump sum distribution, as described in Section 8.01(a)(ii) of the ASA Plan;

(iii)        a cash payment option, consisting of (1) a lump sum payment as described in Section 8.01(a)(iii) of the ASA Plan; plus (2) a residual annuity in the form of a single life annuity, a Qualified Joint and Survivor Annuity, or a 100% joint and survivor annuity also as described in section 8.01(a)(iii) of the ASA Plan, with the amount of the annuity determined so that the total payments under this cash payment options will be the actuarial equivalent of the Participant’s Accrued Benefits;

(iv)        guaranteed period annuity as described in Section 7.02 of the Plan;

(v)         joint and survivor annuity distributions as described in Section 7.04 of the Plan which are not described in subsection (d)(i) of this Section 18.10;

(vi)        temporary annuity with Social Security adjustment option as described in Section 7.05 of the Plan.

For purposes of adjusting benefits and limitations required under Code Section 415, and for purposes of computing actuarially equivalent benefits under the Plan with respect to subsection (d)(i) through (d)(iii) of this Section 18.10, the actuarial assumptions and factors set forth in Section 6.07 of the ASA Plan shall be used.

For purposes of adjusting benefits and limitations required under Code Section 415, and for purposes of computing actuarially equivalent benefits under the Plan with respect to subsection (d)(iv) through (d)(vi) of this Section 18.10, the actuarial assumptions and factors set forth in Section 14.10 of the Plan shall be used.

Benefit options under the Plan as described in Section 7 of the Plan, and the actuarial assumptions outlined in Section 14.10 of the Plan, shall be the sole

4

benefit options and actuarial assumptions that shall apply to benefits accrued under the Plan on and after January 1,2001, by Former ASA Employees.

Section 18.11. Subsection (f) of Section 18.11 shall be added to read as follows:

(f)                              Years of Service. Years of Service for purposes of determining the amount of benefits under Section 4.01(e) shall not consider Years of Service prior to January 1, 2002.

IN WITNESS WHEREOF, Aon Corporation has adopted this Second Amendment to the 2002 Restatement of the Aon Pension Plan, as of the 20th day of September, 2002.

AON CORPORATION

By:	/s/ John A. Reschke
John A. Reschke
Vice President
Global Employee Benefits

5

Third Amendment to

The 2002 Restatement of

Aon Pension Plan

Whereas, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

Whereas, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the Board’s authority to do so under Section 9.02 of the Plan.

Now, therefore, the Plan, as set out in the Restatement, is amended as follows, effective November 15, 2002:

Section 8.03.  A new Section 8.03 shall be added to read as follows:

8.03. Investment Committee.

(a)            Appointment by Board. The Investment Committee shall be appointed by the Board. The Board shall have the right at any time, and from time to time, to remove any member of the Investment Committee. Each member shall serve until 60 days after the earlier of (a) the day notice of resignation is given to the Board (or its representative); or (b) the day notice of removal by the Board (or its representative) is given to the member. By mutual agreement, the 60-day notice may be waived. In the event of the death, resignation, or removal of a member acting hereunder, the Board shall appoint a successor to fill the vacancy, and such successor, upon accepting appointment by an instrument in writing delivered to the Board (or its representative) shall, without further action, become vested with all the estate, rights, powers, discretion and duties of the predecessor.

(b)           Membership. The Investment Committee shall consist of not less than three (3) nor more than seven (7) members. Any person appointed shall signify acceptance by filing written confirmation with the Board or its representative.  The members of the Investment Committee shall serve without compensation.

(c)            Discretionary Authority. The Investment Committee shall have the discretionary authority to set investment policy and guidelines, select and fire investment managers, monitor investment performance, and determine funding requirements for the Plan, and shall have such other powers, rights and duties vested in it elsewhere in the Plan or Trust.

(d)           Delegation. The Investment Committee may delegate these responsibilities to other persons designated by the Investment Committee as named fiduciaries for such purposes or to persons other than named fiduciaries, as described in Section 405(c) of ERISA. The Investment Committee, by its action, may employ one or more persons to render advice with respect to their responsibilities.

(e)            Transaction of Business. The Investment Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine. A majority of the members of the Investment Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Investment Committee at any meeting shall be by the vote of a majority of the members of the Investment Committee present at the meeting. Actions may be taken by the Investment Committee without a meeting where such actions are consented to in writing by the entire Investment Committee.

(f)              Limitations on Liability. To the extent permitted by law, each member of the Investment Committee, and each employee of the Company who is involved in the work of the Investment Committee, shall be relieved and released from all personal liability by reasons of any act or failure to act on his part with respect to such work, except to the extent such act or failure to act was a result of fraud or gross negligence

(g)           Indemnity. Each member of the Investment Committee, and any other employee of the Company involved in the work of the Investment Committee (and his or her respective assigns, heirs, executors and administrators) shall be entitled to be indemnified by Aon against all costs and expenses reasonably incurred by or imposed upon him in connection with or resulting from any action, suit or proceeding or threat thereof, to which he may be made a party by reason of his being involved in the administration of the Plan, except in relation to matters as to which a recovery shall be had against him by reason of his having been finally adjudged in such action, suit or proceeding to have committed a fraudulent act or omission. The foregoing right to indemnity shall include reimbursement of the costs and expenses paid in settling any such action, suit or proceeding or threat thereof when it appears to Aon that the person did not commit a fraudulent act or omission.

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IN WITNESS WHEREOF, Aon Corporation has adopted this Third Amendment to the 2002 Restatement of the Aon Pension Plan, as of the 15th day of November, 2002.

AON CORPORATION

By:	/s/ John A. Reschke
John A. Reschke
Vice President
Global Employee Benefits

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Fourth Amendment to the
2002 Restatement of Aon Pension Plan

WHEREAS, the Board of Directors of Aon Corporation desires to amend the 2002 Restatement of Aon Pension Plan (the “Plan”) pursuant to the Board’s authority to do so under Section 9.02 of the Plan;

NOW, THEREFORE, the following provisions of the Plan are hereby amended, effective January 1, 2004, except as otherwise indicated:

1.        Section 2.13. Section 2.13 of the Plan shall be amended by adding the following sentence:

“Effective January 1, 2004, and specifically applicable to Section 3.07(a) hereunder, a ‘Field Sales Agent’ shall also refer to a full-time commissioned employee who represents Sterling Life Insurance Company as an insurance salesperson (and who is under an employment contract with the Company denominating such employee as an agent, field sales manager, marketing manager or other comparable title).”

2.        Section 2.15. The existing second sentence shall be deleted and the following substituted in its place to read as follows:

“Effective for Plan Years beginning January 1, 1997, ‘Highly Compensated Employee’ means any employee who was a 5-percent owner (as defined in Section 416 (i)) at any time during the current year or for the preceding year, or had Compensation in excess of $80,000 and was in the top-paid group for the preceding year.

3.        Section 3.02. Section 3.02 of the Plan shall be amended by adding the following new paragraph (e) to read as follows:

“(e)           Notwithstanding any provision in the Plan to the contrary, no Employee who begins employment on or after January 1, 2004 shall become a participant hereunder. Any Employee who began employment before January 1, 2004 but who has not met all of the eligibility requirements set forth in (a)-(d) above by January 1, 2004 may become a participant, but only if the requirements set forth in (a)-(d) above are satisfied by January 1, 2005; provided that no Employee whose participation was

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excluded because of the restrictions of Section 3.07 may participate in the Plan unless such Employee meets the requirements set forth in (a)-(d) above by December 31, 2003. Except as provided in Section 3.07, any Participant who terminates employment with the Employers after December 31, 2003 and is reemployed by an Employer thereafter may only resume participation in the Plan if such termination of employment is less than 31 days.”

4.        Section 3.03. Section 3.03 of the Plan shall be deleted and the following substituted in its place:

“3.03  Termination of Employment

Any Participant whose employment with the Employers is terminated for any reason whatsoever, shall cease to be eligible to participate hereunder. Any Participant whose employment with the Employers is terminated shall, in the event of his later reemployment as an Employee, again become a Participant on the first day of his reemployment, provided he meets the requirements of Section 3.02(c), (d) and (e), unless his prior service is not taken into account under the rule set forth in Section 2.31(b).”

5.              Section 3.07. Section 3.07 of the Plan shall be deleted and the following substituted in its place:

“3.07       Employment as Field Sales Agent or with Certain Subsidiaries

In the event an Employee was employed or becomes employed:

(a)     as a Field Sales Agent

(b)    by Aon Solutions, Inc.

(c)     by Proudfoot Reports Incorporated

(d)    by Aon Human Capital Resources, LLC

(e)              by Aon Consulting, Inc. after February 1, 2002, and performs services for its Human Resources Outsourcing Group (‘HROG’)

(i)                              Such Employee shall not accrue any benefits hereunder while employed as described in subsections (a)-(e) above. However, any Employee described in subsection (e) who had been an Employee during the 30 day period

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ending January 31, 2002 shall  continue to accrue benefits (or accrue upon becoming eligible) under the Plan, and if such employee terminates employment with the HROG but returns to work with the HROG or the Employer within 30 days, he shall again continue to accrue benefits (or accrue upon becoming eligible) under the Plan.

(ii)                    Compensation paid to such Employee for services while employed as described by subsections (a) through (e) of this Section 3.07 shall be disregarded in determining Final Average Earnings unless 3.07(e)(i) indicated such Employee shall continue to accrue benefits under the plan.

(iii)                 Years of Service while employed as described by subsections (a) through (e) of this Section .3.07 shall be counted for the purpose of determining such Employee’s vested or non-forfeitable interest in such Employee’s Accrued Retirement Income in the event employment terminates prior to the Employee’s Normal Retirement Date unless 3.07(e)(i) indicated such Employee shall continue to accrue benefits under the plan.

(iv)                Service while employed as described by subsections (a) through (e) of this Section 3.07 shall in no event be considered for the purpose of determining an Employee’s Normal Retirement Benefit under Section 4.01 or Accrued Retirement Income, it being the express intent that such service shall be counted for the purpose of determining eligibility to participate hereunder and non-forfeitable percentage but not for the purpose increasing the amount of benefits to which such percentage shall apply unless 3.07(e)(i) indicated such Employee shall continue to accrue benefits under the plan.”

6.              Section 3.08     Section 3.08 shall be deleted in its entirety

7.              Section 7.08.    The second paragraph of Section 7.08 shall be deleted and the following substituted in its place:

“Effective for Participants who are employed in the U.S. by an Employer and who die after December 31, 2003, the Surviving Spouse Benefit will be paid to a ‘Qualified Domestic Partner.’ A ‘Qualified Domestic Partner’ is a person of the same or opposite

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sex of the Participant whose domestic partnership was certified with the Company meet all of the following requirements: (1) an intimate, committed relationship of mutual caring; (2) shared principal residence; (3) agreement to be responsible for the other’s basic living expenses; (4) both partners are age 18 or older; (5) neither partner is married to another person or has another domestic partner; (6) neither partner is related by blood; and (7) neither partner has had a different domestic partner in the past six months. A copy of any domestic partner certification shall be filed by the Participant with the Committee, together with any other information the Committee deems necessary to authenticate a domestic partner relationship. If such certification shall not be filed with the Committee prior to the Participant’s death and a domestic partner shall claim survivor benefits, the Committee shall require that such domestic partner provide information that the Committee deems necessary to authenticate a domestic partner relationship existed at the time of the Participant’s death. If a person is a ‘Qualified Domestic Partner,’ the benefit provided in the fist paragraph of this Section 7.08 shall be paid as if the person were the surviving spouse of the Participant.”

8.           Section 18.10. Subsection (c) of Section 18.10 should be amended by adding the following sentence, effective December 31, 2000, to read as follows:

“If any Former ASA Employee had any service under the ASA Plan during a calendar year which did not result in a Year of Service for vesting purposes under the elapsed time rules, but such service would constitute at least 1,000 Hours of Service under the Aon Pension Plan, such service shall count as a Year of Service for vesting purposes hereunder. If such Hours of Service cannot be determined, such Former ASA Employee shall be given credit for working 45 Hours of Service during each week he performed at least one Hour of Service.”

IN WITNESS WHEREOF, Aon Corporation hereby adopts this Fourth Amendment to the 2002 Restatement of Aon Pension Plan, effective as set forth above, as of this 21 day of November, 2003.

AON CORPORATION

By:	/s/ John A. Reschke

Its:	VICE PRESIDENT

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Fifth Amendment to the
2002 Restatement of Aon Pension Plan

WHEREAS, the Board of Directors of Aon Corporation desires to amend the 2002 Restatement of Aon Pension Plan (the “Plan”) pursuant to the “Board’s authority to do so under Section 9.02 of the Plan;

NOW, THEREFORE, the following provisions of the Plan are hereby amended, effective January 1, 2004, except as otherwise indicated:

1.        Subparagraph 3.02(e) is hereby amended by substituting the following:

“(e)                  Notwithstanding any provision in the Plan to the contrary, no Employee who begins employment on or after January 1, 2004 shall become a participant hereunder. Any Employee who began employment before January 1, 2004 but who has not met all of the eligibility requirements set forth in (a)-(d) above by January 1, 2004 may become a participant, but only if the requirements set forth in (a)-(d) above are satisfied by January 1, 2005; provided that no Employee whose participation was excluded because of the restrictions of Section 3.07 may participate in the Plan unless such Employee meets the requirements set forth in (a)-(d) above by December 31, 2003. Except as provided in Section 3.07, any Participant who terminates employment with the Employers after December 31, 2003 and is reemployed by an Employer thereafter may only resume participation in the Plan if (1) such termination of employment is less than 32 days; or (2) if such termination of employment is in excess of 31 days, the participant had commenced receiving benefits hereunder, and the participants described in (1) and (2) shall be ineligible to receive Retirement Plan Contributions under the Aon Savings Plan.”

2.          A new subparagraph 3.02(f) is added to read as follows:

“(f)                    If an Employee’s status changes from employment where he or she is not accruing benefits hereunder to a status where he or she is accruing benefits hereunder, he or she will not receive credit for any Earnings or Years of Service under Section 4.01 for benefit accrual purposes during noncovered employment, but will receive it for covered employment. If an Employee’s status changes from employment where he or she is accruing benefits hereunder, he or she will receive credit for any Earnings or Years of Service under Section 4.01 for benefit accrual purposes during covered employment, but not for uncovered employment.”

IN WITNESS WHEREOF, Aon Corporation has adopted this Fifth Amendment to the 2002 Restatement of Aon Pension Plan, effective as set forth above.

AON CORPORATION

By:	/s/ John A. Reschke

Its:	VICE PRESIDENT

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Sixth Amendment to the 2002

Restatement of Aon Pension Plan

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the Board’s authority to do so under Section 9.01 of the Plan.

NOW, THEREFORE, the Plan, as set out in the Restatement, is amended as follows, effective as of January 1,2004, or as otherwise specified:

Section 2.02. Subsection (b)(ii) of Section 2.02 shall be deleted and the following substituted in its place:

(ii) bonuses paid pursuant to periodic individual performance appraisals and formal contractual bonus programs (including the value of restricted stock units or stock awards as may be granted by the Company in substitution for a portion of such bonuses, calculated as if the value of the units or awards were equal to the cash portion of the bonus foregone), but excluding other bonus and miscellaneous income;

Section 5.03. A new subsection (f) of Section 5.03 shall be added to read as follows:

(f)  The Accrued Retirement Income of Participants defined as “Transitioned Employees” under the Information Technology Services Agreement by and between Aon Service Corporation and Computer Sciences Corporation Effective as of July 21, 2004, shall be 100% vested as of the date of termination of employment of each such Participant from the Company.

Section 7.15 shall be deleted and the following substituted in its place:

Section 7.15 Election and Notice

(a)      Election. A Participant may elect a method of payment during the 90-day period ending on his Annuity Starting Date. Any election made during the election period shall be revocable, and another such election may be made at any time before the close of the election period, at which time the most recent such election made shall be irrevocable. Any election or revocation shall be made by written notice to the Committee on a form provided by the Committee.

(b)      Notice. Consistent with regulations prescribed by the Secretary of the Treasury and no less than 30 days and no more than 90 days before his Annuity Starting Date, a written explanation shall be mailed or personally delivered to a Participant describing the joint and one-half survivor annuity with his Spouse as Beneficiary and the circumstances under which it shall be provided unless the Participant elects another method of payment, the availability of such election, a general explanation of the financial effect of such election, and a statement of the rights of the Participant’s Spouse. It also shall notify the Participant that he may make a written request at any time during the election period for an additional written explanation of the terms and conditions of such joint and one-half survivor annuity and the financial effect of payment in some other method.

Notwithstanding the foregoing, the written explanation may be provided after the Participant’s or Inactive Participant’s Annuity Starting Date; provided, that the election period shall not end for 30 days following the date the explanation is provided. With any applicable Spouse consent, a Participant may waive such 30-day requirement; provided, that the distribution begins more than seven days after the election is made.

Section 18.10(e) shall be deleted and the following substituted in its place:

(e)      Interest Crediting Rate. With respect to the Cash Balance Plan Account existing on December 31, 2000, interest shall be credited at an effective annual rate of six (6%) from January 1, 2001 to December 31, 2001, and credited at an effective annual rate of 4% thereafter.”

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IN WITNESS WHEREOF, Aon Corporation has adopted the Sixth Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.

AON CORPORATION

By:	/s/ John A. Reschke
John A. Reschke
Vice President, Benefits

Seventh Amendment to Aon Pension Plan

As Amended and Restated Effective January 1, 2002

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the Board’s authority to do so under Section 9.01 of the Plan.

NOW, THEREFORE, the Plan, as set out in the Restatement, is amended as follows, effective as of November 1, 2005, or as otherwise specified herein:

Section 3.07. A new subsection (v) of Section 3.07 shall be added, effective January 1, 2006, to read as follows:

(v)      Notwithstanding anything to the contrary set forth in subsections (i) through (iv) above, if (a) an Employee becomes employed by Aon Consulting, Inc. on or after February 1, 2002 in any group other than its Human Resources Outsourcing Group (“HROG”), (b) such Employee is subsequently transferred to the HROG, and (c) such Employee is then subsequently transferred out of the HROG to any staff position with the Company or any of its affiliates, the following rules shall apply:

(A)                          Such Employee shall not accrue any retirement benefit hereunder while employed as described in subsections (a) through (e) of this Section 3.07;

(B)                            Compensation paid to such Employee for services while employed as described by subsections (a) through (e) of this Section 3.07 shall be disregarded in determining Final Average Earnings.

(C)                            Years of Service while employed as described by subsections (a) through (e) of this Section 3.07 shall be counted for the purpose of determining such Employee’s vested or non-forfeitable interest in such Employee’s Accrued Retirement Income in the event employment terminates prior to the Employee’s Normal Retirement Date.

(D)                           Service while employed as described by subsections (a) through (e) of this Section 3.07 shall in no event be considered for the purpose of determining an Employee’s Normal Retirement Benefit under Section 4.01 or Accrued Retirement Income, it being the express intent that such service shall be counted for the purpose of determining eligibility to participate hereunder and non-forfeitable percentage but not for the purpose of increasing the amount of benefits to which such percentage shall apply.

Section 5.03. A new subsection (g) of Section 5.03 shall be added to read as follows:

(g)          The Accrued Retirement Income of Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 8.2(a) of the Purchase Agreement among Minet Holdings, Inc., CJP, Inc., Aon Services Group, Inc., Aon Corporation, Swett & Crawford and HMSC Holdings Corp., dated as of November 15, 2005, shall be 100% vested as of the date of such termination of employment.

IN WITNESS WHEREOF, Aon Corporation has adopted this Seventh Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.

Aon Corporation By:

By:	/s/ John A. Reschke
John A. Reschke
Vice President, Employee Benefits

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Eighth Amendment to Aon Pension Plan
As Amended and Restated Effective January 1, 2002

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the 9.01 of the Plan allows the Board of Directors of Aon Corporation to amend the Plan, and the Board has delegated to the undersigned officers of Aon Corporation the authority to make certain amendments to the Plan.

WHEREAS, the undersigned officers desire to amend the Plan to allow participants with the actuarial value of accrued benefits greater than $5,000 but less than $10,000 to elect an early distribution of such benefits.

NOW, THEREFORE, the Plan, as set out in the Restatement, is amended as follows, effective as of January 1, 2006:

A new Section 7.18 shall be added to the Plan as follows:

7.18     Early Distribution of Benefits

Notwithstanding anything to the contrary set forth in this Article 7, in the event the actuarial equivalent of any monthly benefit pursuant to any of the provisions of this Plan expressed as a single sum is greater than $5,000 but less than $10,000 as of a date, or dates, in 2006 as determined by the Committee, the Committee shall allow a Participant whose employment terminated at any time on or prior to December 31, 2005 and whose retirement benefit has not already commenced under the Plan to elect the early distribution of such benefits in accordance with this Section 7.18. At the Participant’s election no later than November 15, 2006 and, if applicable, with the requisite written consent of the Participant’s legal spouse pursuant to Section 7.06 herein, the Committee shall direct the Trustee to commence the distribution of such monthly benefit in the form of a single sum of such actuarial equivalent.

A Participant who elects an early distribution of benefits under this Section 7.18 and who is under age 55 at the date the single sum is to be paid, is entitled to elect either a straight life annuity or a reduced 50% Qualified Joint and Survivor Annuity, or such other Normal Form of Payment as may be required under Section 18, in lieu of the single sum payment. For this purpose, the Participant’s vested retirement benefit shall be reduced for early commencement according to Section 5.04, and further actuarially reduced, pursuant to Section 14.10, from age 55 to the date of payment.

IN WITNESS WHEREOF, Aon Corporation has adopted this Eighth Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.

Aon Corporation

By:	/s/ Jeremy G.O. Farmer
Jeremy G.O. Farmer
Senior Vice President, Head of Human Resources

/s/ David P. Bolger
David P. Bolger
Executive Vice President, Chief Financial Officer
and Chief Administrative Officer

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Ninth Amendment to Aon Pension Plan

As Amended and Restated Effective January 1, 2002

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the Board’s authority to do so under Section 9.01 of the Plan.

NOW, THEREFORE, the Plan, as set out in the Restatement, is amended as follows, effective as of January 1, 2006:

Section 9.02. The first paragraph of Section 9.02 shall be revised to read as follows:

“Except as herein limited, the Company, by action of the Board or by action of any person or entity authorized by the Board, shall have the right to amend this Plan at any time. Such amendment shall be stated in an instrument in writing. This Agreement shall then be deemed to have been amended in the manner set forth, provided, however, except as may be required to maintain this Plan as a qualified Plan under the IRC:”

IN WITNESS WHEREOF, Aon Corporation has adopted this Ninth Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.

Aon Corporation

By:	John A. Reschke
Its:	VICE PRESIDENT, Employee Benefits

Ninth Amendment to Aon Pension Plan
As Amended and Restated Effective January 1, 2002

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, the Board of Directors of Aon Corporation desires to amend the Plan pursuant to the authority to do so under Section 9.01 of the Plan.

NOW, THEREFORE, the Plan, as set out in the Restatement and as amended from time to time, is further amended as follows:

1.              Section 2.01. By substituting for Section 2.01 a new Section 2.01, effective as of January 1, 2007, to read as follows:

“Accrued Retirement Income” shall mean the monthly amount determined in accordance with Section 4.01 of the Plan, but based on Years of Service, Final Average Earnings and Annual Earnings, if applicable, as of any date before the Participant’s Normal Retirement Date; provided, however, that the Accrued Retirement Income of a Participant shall not be less than the Minimum Accrued Benefit determined in accordance with Section 4.03.

2.              Section 2.02. By substituting for the last sentence of Section 2.02 a new sentence, effective as of December 31, 2006, to read as follows:

With respect to such Participant who has at least one Hour of Service on or after January 1, 2002, for purposes of determining Final Average Earnings under Section 4.01(A) (but not for purposes of determining Final Average Earnings at December 31, 1997), the maximum amount permitted pursuant to IRC Section 401(a)(17) shall be considered to be $200,000 for calendar years beginning prior to January 1, 2002.

3.              Section 2.14. By substituting for the first paragraph of Section 2.14 a new paragraph, effective as of December 31, 2006, to read as follows:

“Final Average Earnings” shall mean the average of the Participant’s Annual Earnings paid to him by the Employers for service during the highest five consecutive calendar years of the last ten calendar years of Employment immediately preceding the earlier of (i) his retirement date or his Termination Date, or (ii) January 1, 2007; provided, however, that if he was not an Employee during any five consecutive calendar years during such period, his Final Average Earnings shall be the average of his Annual Earnings during the five calendar years (or lesser period if he was not an Employee for such five calendar years) immediately preceding the earlier of (i) the calendar year he was last an Employee or (ii) January 1, 2007.

4.              Section 2.16. A new sentence shall be added at the end of Section 2.16, effective as of January 1, 2006, to read as follows:

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In order to clarify the usage of the 45 Hours of Service equivalency described above and consistent with past administrative practice and procedure under the Plan, payroll and other Company records reflect the actual number of hours worked by an Employee, and accordingly the 45 Hours of Service equivalency shall not apply, where such records reflect the actual number of hours for which the Employee is directly or indirectly paid or entitled to payment.

5.             Section 2.19. By substituting for Section 2.19 a new Section 2.19, effective as of January 1, 2006, to read as follows:

“Covered Compensation” shall mean the average of the Taxable Wage Bases (as defined pursuant to Section 3121(a)(1) of the IRC) for the 35 calendar years ending with the last day of the year in which a Participant attains Social Security Retirement Age (as defined at Section 13.05(n)), and assuming for any particular Plan Year that the Taxable Wage Base on January 1st will remain the same for all future years.

6.             Section 2.31. A new subsection (i) of Section 2.31 shall be added, effective as of January 1, 2006, to read as follows:

(i)           Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 7.1 of the Renewal Rights and Asset Purchase Agreement between Muirfield Underwriters, Ltd., a Delaware corporation, and AmTrust North America, Inc., a Delaware corporation, dated as of May 9, 2006, shall be credited with a Year of Service for the period commencing January 1, 2006 and ending on the date of such termination of employment regardless of whether they complete 1,000 Hours of Service during such period.

7.             Section 4.01. By substituting for Section 4.01 a new Section 4.01, effective as of December 31, 2006, to read as follows:

4.01         Normal Retirement Benefit

Subject to Section 4.01(C), each Participant who is employed in the service of the Employer on his Normal Retirement Date and who retires on or after his Normal Retirement Date shall be entitled to receive a monthly Normal Retirement Benefit beginning on the first day of the month following his actual retirement and continuing for his life, equal to one-twelfth of the sum of the amounts determined under Sections 4.01(A) and 4.01(B) below.

(A)          Benefit Accrual For Years of Service Completed As Of December 31, 2006.

No Participant shall accrue any benefit under this Section 4.01(A) with respect to Years of Service completed after December 31, 2006 or with respect to Annual Earnings earned during the Participant’s Employment after December 31, 2006. A Participant’s accrued benefit under this Section 4.01(A) shall be the sum of (a) through (e) below:

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(a)                                  1.15% of the Participant’s Final Average Earnings multiplied by his or her Years of Service on and after January 1, 1998 and completed on or before December 31, 2006.

(b)                                 0.45% of the Participant’s Final Average Earnings in excess of Covered Compensation (as defined in Section 2.19) at December 31, 2006, multiplied by the lesser of: (i) his or her Years of Service on and after January 1, 1998 and completed on or before December 31, 2006; or (ii) 35 years, less Years of Service as of December 31, 1997.

(c)                                  the accrued retirement income of a Participant as of December 31, 1997, under the terms of the Aon Pension Plan.

(i)                             in the case of a Participant who is employed by an Employer on December 31, 1997, and is accruing a benefit under the Aon Pension Plan on that date, the amount described in (c) shall be multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings at date of termination of employment or December 31, 2006, whichever is earlier, and the denominator of which is Final Average Earnings at December 31, 1997.

(d)                               the accrued retirement income of a Participant as of December 31, 1997, under the terms of the Pension Plan for Employees of Alexander & Alexander Services Inc. and Subsidiaries (the “A&A Plan”).

(i)                              in the case of a Participant who is employed by an Employer on December 31, 1997, and is accruing a benefit under the A&A Plan on that date, the amount described in (d) shall be multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings (as defined under the Aon Pension Plan) at date of termination of employment or December 31, 2006, whichever is earlier, and the denominator of which is Final Average Earnings (as defined under the Aon Pension Plan) at December 31, 1997.

(e)                                the accrued retirement income of a Participant as of December 31, 2001, under the terms of the International Risk Management (Americas) Inc. Retirement Plan (the “IRMG Plan”).

(i)                             in the case of a Participant who is employed by an Employer on December 31, 2001, and is accruing a benefit under the IRMG Plan on that date, the amount described in (e) shall be multiplied by the greater of: (A) 1; or (B) a fraction, the numerator of which is Final Average Earnings (as defined

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under the Aon Pension Plan) at date of termination of employment or December 31, 2006, whichever is earlier, and the denominator of which is the Final Average Earnings (as defined under the Aon Pension Plan) at December 31, 2001.

(B)           Benefit Accrual For Years of Service Completed After December 31, 2006.

A Participant’s accrued benefit under this Section 4.01(B) shall be the aggregate amount equal to the sum for all Years of Service completed after December 31, 2006, of the amounts determined under (a) and (b) below with respect to each Year of Service completed after December 31, 2006:

(a)                                1.15% of the Participant’s Annual Earnings for each Year of Service completed after December 31, 2006; plus

(b)                               0.45% of the Participant’s Annual Earnings for each such Year of Service in excess of Covered Compensation (as defined in Section 2.19); provided however, that no such excess shall be recognized for any Year of Service following the year in which the total number of the Participant’s Years of Service completed after December 31, 2006, plus the total number (if any) of his or her Years of Service completed as of December 31, 2006 equals 35.

For purposes of clause (b) above, in any year, if termination of employment occurs before the fifteenth of a month, Covered Compensation shall be multiplied by a fraction, the numerator of which is the number of full calendar months of service completed by the Participant in the year of termination of employment and the denominator of which is 12. If termination of employment occurs on or after the fifteenth of a month, Covered Compensation shall be multiplied by a fraction, the numerator of which is the number of full calendar months of service completed by the Participant in the year of termination of employment plus one and the denominator of which is 12.

(C)                              Special Provision for Participants Who Have Attained Their Normal Retirement Date as of December 31, 2006.

In the event that a Participant attains his Normal Retirement Date on or before December 31, 2006, his Normal Retirement Benefit under the Plan shall not be less than that determined under the provisions of the Plan as in effect immediately preceding December 31, 2006.

8.             Section 5.03. New subsections (h) and (i) of Section 5.03 shall be added, effective as of January 1, 2006, to read as follows:

(h)                                 The Accrued Retirement Income of Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 7.1 of the Renewal Rights and Asset Purchase Agreement between Muirfield Underwriters, Ltd., a

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Delaware corporation, and AmTrust North America, Inc., a Delaware corporation, dated as of May 9, 2006, shall be 100% vested as of the date of such termination of employment.

(i)            The Accrued Retirement Income of Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 8.2 of the Purchase Agreement Between Aon Corporation, a Delaware corporation, and Warrior Acquisition Corp., a Delaware corporation, dated as of June 30, 2006, shall be 100% vested as of the date of such termination of employment.

9.             Section 5.04. By substituting for the reference to “Section 4.01(c)” in clause (d) of the first sentence of Section 5.04 a new reference to “Section 4.01,” effective as of December 31, 2006.

10.           Section 7.09. By substituting for the first sentence of Section 7.09 a new sentence, effective as of January 1, 2006, to read as follows:

In the event the actuarial equivalent of any monthly benefit pursuant to any of the provisions of this Plan expressed as a single sum is $5,000 or less, the Committee shall direct the Trustee, following termination of the Participant’s employment and as soon as administratively feasible thereafter, to pay to the person entitled to such monthly benefit, in a single sum, the amount of such actuarial equivalent.

11.           Section 18.01. A new sentence shall be added at the end of Section 18.01, effective December 31, 2006, to read as follows:

References in this Section 18 to Section 4.01 of the Plan or to any subsection of Section 4.01 of the Plan shall mean and refer to such Section, and subsections thereof, as in effect immediately prior to January 1, 1998, except as otherwise clearly indicated from the text.

12.           Section 18.11. By substituting for the reference to “Section 4.01(e)” in subsection (f) of Section 18.11 a new reference to “clause (e) of the second sentence of Section 4.01(A),” effective as of December 31, 2006.

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IN WITNESS WHEREOF, Aon Corporation has adopted this Ninth Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.

Aon Corporation

By:
Jeremy G.O. Farmer
Senior Vice President, Head of Human
Resources

By:
David P. Bolger
Executive Vice President, Chief Financial
Officer and Chief Administrative Officer

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Tenth Amendment to Aon Pension Plan

As Amended and Restated Effective January 1, 2002

WHEREAS, the Aon Pension Plan (the “Plan”) is currently set out in the 2002 Restatement of the Aon Pension Plan, which was generally effective as of January 1, 2002 (the “Restatement”).

WHEREAS, Aon Corporation desires to amend the Plan pursuant to the authority to do so under Section 9.01 of the Plan.

NOW, THEREFORE, the Plan, as set out in the Restatement and as amended from time to time, is further amended as follows, effective as of January 1, 2006, unless otherwise specified below:

Section 2.31. A new subsection (i) of Section 2.31 shall be added to read as follows:

(i)                                    Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 7.1 of the Renewal Rights and Asset Purchase Agreement between Muirfield Underwriters, Ltd., a Delaware corporation, and AmTrust North America, Inc., a Delaware corporation, dated as of May 9, 2006, shall be credited with a Year of Service for the period commencing January 1, 2006 and ending on the date of such termination of employment.

Section 5.03. New subsections (h) and (i) of Section 5.03 shall be added to read as follows:

(h)                                The Accrued Retirement Income of Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 7.1 of the Renewal Rights and Asset Purchase Agreement between Muirfield Underwriters, Ltd., a Delaware corporation, and AmTrust North America, Inc., a Delaware corporation, dated as of May 9, 2006, shall be 100% vested as of the date of such termination of employment.

(i)                                    The Accrued Retirement Income of Participants whose employment with the Company or any of its subsidiaries shall terminate pursuant to Section 8.2 of the Purchase Agreement Between Aon Corporation, a Delaware corporation, and Warrior Acquisition Corp., a Delaware corporation, dated as of June 30, 2006, shall be 100% vested as of the date of such termination of employment.

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IN WITNESS WHEREOF, Aon Corporation has adopted this Tenth Amendment to the 2002 Restatement of the Aon Pension Plan, effective as set forth above.

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IN WITNESS WHEREOF, Aon Corporation has adopted the 2002 Restatement of the Aon Pension Plan.

AON CORPORATION

	By:	/s/ John Reschke
John Reschke
Vice President

November 16, 2001